UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Lulu’s Fashion Lounge Holdings, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Lulu’s Fashion Lounge Holdings, Inc.
NOTICE & PROXY STATEMENT
Annual Meeting of Stockholders
June 13, 2023
2:00 p.m. (Eastern time)
Virtual Meeting Site: www.virtualshareholdermeeting.com/LVLU2023
LULU’S FASHION LOUNGE HOLDINGS, INC.
195 HUMBOLDT AVENUE
CHICO, CALIFORNIA 95928

STOCKHOLDERS’ PROPOSALS	51

OTHER MATTERS	51

SOLICITATION OF PROXIES	51

LULUS’ ANNUAL REPORT ON FORM 10-K	52

ANNEX A: ADDITIONAL INFORMATION REGARDING PROPOSAL 3	A-1

LULU’S FASHION LOUNGE HOLDINGS, INC.
195 Humboldt Avenue
Chico, California 95928
May 1, 2023
To Our Stockholders:
You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Lulu’s Fashion Lounge Holdings, Inc. at 2:00 p.m. Eastern time, on Tuesday, June 13, 2023. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 3 of the proxy statement for more information about how to attend the meeting online.
Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.
Thank you for your support.
Sincerely,

David McCreight
Executive Chairman
i

Forward-Looking Statements
This proxy statement contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current fact included in this proxy statement are forward-looking statements, including but not limited to statements about our business plans, strategies and initiatives, including our environmental, social and governance (“ESG”) initiatives. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause Lulus’ actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including the factors discussed under the caption “Risk Factors” in Lulus’ Annual Report on Form 10-K for the fiscal year ended January 1, 2023 and its other filings with the Securities and Exchange Commission that could cause actual results to differ materially from those indicated by the forward-looking statements made in this proxy statement. Any such forward-looking statements represent management’s estimates as of the date of this proxy statement. While Lulus may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change, except as required by law.
ii

LULU’S FASHION LOUNGE HOLDINGS, INC.
195 Humboldt Avenue
Chico, California 95928
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD TUESDAY, JUNE 13, 2023
The Annual Meeting of Stockholders (the “Annual Meeting”) of Lulu’s Fashion Lounge Holdings, Inc., a Delaware corporation (the “Company”), will be held at 2:00 p.m. Eastern time on Tuesday, June 13, 2023. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/LVLU2023 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:
•
To elect Anisa Kumar, Crystal Landsem and Danielle Qi as Class II Directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

•	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
•
To approve an amendment to the Lulu's Fashion Lounge Holdings, Inc. Omnibus Equity Plan (the “Omnibus Equity Plan”) to increase the number of shares of common stock authorized for issuance under the Omnibus Equity Plan, which we refer to as the “Omnibus Equity Plan Proposal”; and

•	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Holders of record of our common stock as of the close of business on April 19, 2023 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to investors@lulus.com, stating the purpose of the request and providing proof of ownership of Company stock. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors

Naomi Beckman-Straus
General Counsel and Corporate Secretary
Chico, California
May 1, 2023
iii

LULU’S FASHION LOUNGE HOLDINGS, INC.
195 Humboldt Avenue
Chico, California 95928
PROXY STATEMENT
This proxy statement is furnished in connection with the solicitation by the Board of Directors of Lulu’s Fashion Lounge Holdings, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Tuesday, June 13, 2023 (the “Annual Meeting”), at 2:00 p.m. Eastern time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/LVLU2023 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of shares of our common stock, $0.001 par value per share, as of the close of business on April 19, 2023 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 39,727,452 shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
This proxy statement and the Company’s Annual Report to Stockholders for the year ended January 1, 2023 (the “2022 Annual Report”) will be released on or about May 1, 2023 to our stockholders on the Record Date.
In this proxy statement, “Lulus,” “Company,” “we,” “us,” and “our” refer to Lulu’s Fashion Lounge Holdings, Inc. Our fiscal year is a “52-53 week” year ending on the Sunday closest in proximity to December 31, such that each quarterly period will be 13 weeks in length, except during a 53 week year when the fourth quarter will be 14 weeks. Unless the context requires otherwise, references herein to “fiscal 2022” and/or “2022” relate to the year ended January 1, 2023, “fiscal 2021” and/or “2021” relate to the year ended January 2, 2022, and “fiscal 2023” and/or “2023” refer to the year ending December 31, 2023. Fiscal 2022 and fiscal 2021 consisted of 52 weeks. Fiscal 2023 will also consist of 52 weeks.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON TUESDAY, JUNE 13, 2023
This Notice, Proxy Statement and our 2022 Annual Report to Stockholders are available at www.proxyvote.com.
Proposals
At the Annual Meeting, our stockholders will be asked:
•
To elect Anisa Kumar, Crystal Landsem and Danielle Qi as Class II Directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

•	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
•	To approve an amendment to the Omnibus Equity Plan to increase the number of shares of common stock authorized for issuance under the Omnibus Equity Plan; and
•	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Recommendations of the Board
The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:
•
FOR the election of Anisa Kumar, Crystal Landsem and Danielle Qi as Class II Directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
•	FOR the approval of an amendment to the Omnibus Equity Plan to increase the number of shares of common stock authorized for issuance under the Omnibus Equity Plan.
If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Information About This Proxy Statement
Why you received this proxy statement. You are viewing or have received these proxy materials because Lulus’ Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Lulus is making this proxy statement and its 2022 Annual Report available to its stockholders electronically via the Internet. On or about May 1, 2023, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access the notice, proxy statement and our 2022 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail, unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2022 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2023
ANNUAL MEETING OF STOCKHOLDERS
Who is entitled to vote at the Annual Meeting?
The Record Date for the Annual Meeting is April 19, 2023. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 39,727,452 shares of common stock outstanding and entitled to vote at the Annual Meeting.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in their name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or brokerage firm to obtain your 16-digit control number or otherwise vote through the bank or brokerage firm.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum.
Who can attend the Annual Meeting?
Lulus will hold its Annual Meeting virtually. You may attend the Annual Meeting online only if you are a Lulus stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/LVLU2023. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 2:00 p.m. Eastern time on June 13, 2023. We encourage you to access the meeting prior to the start time. Online check-in will begin at 1:45 p.m., Eastern time on June 13, 2023, and you should allow ample time for the check-in procedures.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Amended and Restated Bylaws to adjourn the meeting, without the vote of stockholders.
What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?
Stockholders of Record. If you are a stockholder of record, you may vote:
•	by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
•	by Telephone—You can vote by telephone by calling 1-800-690-6903 toll-free and following the instructions on the proxy card;
•	by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
•
Electronically at the Meeting—If you attend the meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on June 12, 2023. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest”, but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
Can I change my vote after I submit my proxy?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:
•	by submitting a duly executed proxy bearing a later date prior to the Annual Meeting;
•	by granting a subsequent proxy through the Internet or telephone prior to the Annual Meeting;
•	by giving written notice of revocation to the Corporate Secretary of Lulus prior to or at the Annual Meeting; or
•	by voting online at the Annual Meeting.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary before your proxy is voted or you vote online at the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting by obtaining your 16-digit control number or otherwise voting through the bank or broker.
Who will count the votes?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.
Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If, however, any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Why hold a virtual meeting?
We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and us. We believe that hosting a virtual meeting will enable increased stockholder attendance and participation since stockholders can participate from any location around the world, while saving the Company and investors time and money. A virtual meeting is also environmentally friendly and sustainable over the long-term. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/LVLU2023. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and information for how to obtain assistance will be located at www.virtualshareholdermeeting.com/LVLU2023.
Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•	irrelevant to the business of the Company or to the business of the Annual Meeting;
•	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•	related to any pending, threatened or ongoing litigation;
•	related to personal grievances;
•	derogatory references to individuals or that are otherwise in bad taste;
•	substantially repetitious of questions already made by another stockholder;
•	in excess of the two question limit;
•	in furtherance of the stockholder’s personal or business interests; or
•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chairperson of the Annual Meeting or Corporate Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?
Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The majority of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes).	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.
Proposal 3: Omnibus Equity Plan Proposal	The majority of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes).	Abstentions and broker non-votes will have no effect.
What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm or the Omnibus Equity Plan Proposal, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of Deloitte & Touche LLP or the Omnibus Equity Plan Proposal.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner; and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors and the Omnibus Equity Plan Proposal. Broker non-votes count for purposes of determining whether a quorum is present.
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days after the Annual Meeting.

PROPOSALS TO BE VOTED ON
Proposal 1: Election of Directors
At the Annual Meeting, three (3) Class II Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2026 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.
We currently have eleven (11) directors on our Board. Our current Class II Directors are Anisa Kumar, Crystal Landsem, Eric Liaw and Danielle Qi who have served on our Board since November 2022, March 2023, April 2018 and August 2017, respectively. The Board has nominated Anisa Kumar, Crystal Landsem and Danielle Qi for election as Class II Directors at the Annual Meeting. Eric Liaw has not been nominated for election, and his term will expire at the Annual Meeting. We thank Mr. Liaw for his service and substantial contributions to the Board and our shareholders over the last five (5) years. In connection therewith, the Board has determined to decrease its size to ten (10) directors effective upon the expiration of the current term of the Class II directors, unless an independent director is appointed to Class I or Class III prior to the Annual Meeting.  As a result, there are three nominees for election as Class II directors.
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
As set forth in our Amended and Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose current term will expire at the 2025 Annual Meeting of Stockholders; Class II, whose term will expire at the Annual Meeting, and, if elected at the Annual Meeting, whose subsequent term will expire at the 2026 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2024 Annual Meeting of Stockholders. The current Class I Directors are Dara Bazzano, John Black, and Kira Yugay; the current Class II Directors are Anisa Kumar, Crystal Landsem, Eric Liaw and Danielle Qi; and the current Class III Directors are Evan Karp, Michael Mardy, David McCreight and Caroline Sheu. As noted above, Eric Liaw’s term will expire at the Annual Meeting and he has not been nominated for election.
Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors shall be determined from time to time by resolution of the Board of Directors, provided the Board shall consist of at least one member, and that our Board of Directors will be divided into three classes. The authorized number of directors shall be determined from time to time by resolution of the Board of Directors, provided the Board of Directors shall consist of at least one member, with one class being elected at each annual meeting of stockholders. Other than any directors elected by the separate vote of the holders of one or more series of preferred stock, each director will serve a three-year term, and at each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. The classification of our Board of Directors could make it more difficult for a third party to acquire, or discourage a third party from seeking to acquire, control of our Company. Under our Amended and Restated Certificate of Incorporation, we are authorized to issue up to 10,000,000 shares of preferred stock, par value $0.001 per share, and as of the Record Date, there are no outstanding shares of preferred stock.
Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that, except as otherwise provided by the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws and subject to the special rights of the holders of one or more series of preferred stock to elect directors, directors may be removed from office at any time, but only by the affirmative vote of the holders of at least sixty six and two thirds percent (66-2/3%) of the voting power of all the then outstanding shares of voting stock of the Company with the power to vote at an election of directors and, once the Sponsor Ownership Condition (as defined below) ceases to be satisfied, only for cause. If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as Class II Directors of the persons whose names and biographies appears below. In the event that any of Ms. Kumar, Ms. Landsem or Ms. Qi should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board of Directors may elect to reduce its size. The Board of Directors has no reason to believe that any of Ms. Kumar, Ms. Landsem or Ms. Qi will be unable to serve if elected. Each of Ms. Kumar, Ms. Landsem and Ms. Qi has consented to being named in this proxy statement and to serve if elected.
In connection with our initial public offering, on November 10, 2021, we entered into a Stockholders Agreement (the “Stockholders Agreement”) with H.I.G. Growth Partners – Lulu’s, L.P., a Delaware limited partnership (“H.I.G. Growth Partners”), Institutional Venture Partners XV, L.P., a Delaware limited partnership (“IVP XV”), Institutional Venture Partners XV Executive Fund, L.P., a Delaware limited partnership (“IVP XV Executive Fund”), Institutional Venture Partners XVI, L.P., a Delaware limited partnership (“IVP XVI,” and together with IVP XV and IVP XV Executive Fund, the “IVP Holdcos”) and Canada Pension Plan Investment Board, a Canadian Crown Corporation (“CPPIB” and, together with H.I.G. Growth Partners and the IVP Holdcos, the “Stockholders”).
Under the Stockholders Agreement, H.I.G. Growth Partners initially designated Mr. Black and Mr. Belatti as Class I Directors, Ms. Qi as a Class II Director, and Mr. Karp as a Class III Director, and IVP Holdcos designated Mr. Liaw as a Class II Director. On March 29, 2022, Mr. Belatti tendered his resignation as a Class I Director, effective on March 30, 2022, and on March 30, 2022, H.I.G. Growth Partners designated Ms. Yugay as a Class I Director. In connection with the Annual Meeting, H.I.G. Growth Partners has designated for nomination by the Board Ms. Qi as a Class II Director, and IVP Holdcos has chosen not to designate a candidate for nomination as a Class II Director. For more information, see “Corporate Governance—Stockholders Agreement.”
“Sponsor Ownership Condition” means for so long as entities affiliated with the Stockholders maintain direct or indirect beneficial ownership of an aggregate of at least fifty percent of the voting power of all the then outstanding shares of voting stock of the Company.
Vote Required
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors.
Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of the Board of Directors
The Board of Directors unanimously recommends a vote FOR the election of each of the below Class II Director nominees.

Nominees for Class II Director (Terms to Expire at the 2026 Annual Meeting)
The current members of the Board of Directors who are also nominees for election to the Board of Directors as Class II Directors are as follows:
Name	Age	Served as a Director Since	Position with Lulus
Anisa Kumar	47	2022	Director
Crystal Landsem	39	2023	Chief Executive Officer and Director
Danielle Qi	38	2017	Director
The principal occupations and business experience, for at least the past five years, of each Class II Director nominee for election at the Annual Meeting are as follows:
Anisa Kumar
Anisa Kumar has served as a member of our Board of Directors since November 2022. Since November 2021, Ms. Kumar has been the Chief Customer Officer at Narvar, leading all aspects of global implementation, customer success and support and customer strategy. Prior to joining Narvar, Ms. Kumar held several senior level e-commerce and operations leadership roles, including Senior Vice President and Managing Director, U.S. Direct to Consumer, at Levi Strauss & Co from February 2014 to November 2021. From August 2009 to July 2014, she also held senior operations, finance, and strategy roles at Walmart.com after over five years of leading merchandising, marketing, and strategy finance teams at Target Corporation. Ms. Kumar earned an M.S. degree from the University of Bombay and an M.B.A. from the University of California-Davis.
Ms. Kumar's extensive knowledge of e-commerce, marketing, consumer/retail operations, implementation and customer strategy as an executive level officer and leadership roles provides her with the qualifications and skills to serve as a director.
Crystal Landsem
Crystal Landsem has served as a member on our Board of Directors and as Chief Executive Officer since March 2023. Ms. Landsem previously served as our Co-President from July 2020 to March 2023 and Chief Financial Officer from September 2015 to March 2023. Previously, she was the Co-Founder and Chief Financial Officer of sqwrl LLC, a consulting and project management services firm, where she oversaw finance and accounting functions, budgeting, forecasting, cash management, accounting, and analysis for small to mid-sized e-commerce companies from August 2015 to January 2016. Ms. Landsem served as the Director of Finance for 11 Main, an Alibaba Group Company, where she was responsible for the administrative, financial, and risk management operations of five U.S.-based Alibaba companies from May 2012 to August 2015. Ms. Landsem holds a CPA license in California and received her B.A. in Accounting from California State University-Chico.
Ms. Landem’s knowledge of e-commerce, extensive leadership and management experience, including overseeing finance and accounting functions and apparel and direct-to-consumer experience as our former Co-President and Chief Financial Officer, provides her with the qualifications and skills to serve as a director.
Danielle Qi
Danielle Qi has served on our Board of Directors since August 2017 and served as a board member of Lulu’s Holdings, L.P. (a predecessor entity) since July 2017. Ms. Qi has served as a Managing Director at H.I.G. Capital, LLC (“H.I.G. Capital”), a leading private equity investment firm, since April 2021, focusing primarily on the internet, technology-enabled services, and software sectors. Prior to that, she was a Principal and Vice President at H.I.G. Capital since July 2018 and July 2015, respectively. From December 2012 to June 2015, Ms. Qi worked at Alliance Holdings, a private equity firm focused on lower middle market companies in a wide range of industries. Ms. Qi currently serves on the board of directors of Adtheorent Holding Company, Inc., as well as on the boards of directors of a number of privately held companies. Ms. Qi received a B.S. in Economics and B.A. in History from the University of Pennsylvania and an M.B.A. from the Kellogg School of Management at Northwestern University.

Ms. Qi’s experience managing companies in a wide range of industries, including the e-commerce, consumer/retail, and apparel/accessories sectors, and knowledge of complex financial matters provides her with valuable and relevant experience in strategic planning and technology, corporate finance, financial reporting, cybersecurity and leadership of complex organizations, and provides her with the qualifications and skills to serve as a director.
Continuing Members of the Board of Directors:
Class I Directors (Terms to Expire at the 2025 Annual Meeting)
The current members of the Board of Directors who are Class I Directors are as follows:
Name	Age	Served as a Director Since	Position with Lulus
Dara Bazzano	54	2022	Director
John Black	59	2017	Director
Kira Yugay	38	2022	Director
The principal occupations and business experience, for at least the past five years, of each Class I Director are as follows:
Dara Bazzano
Dara Bazzano has served on our Board of Directors since January 2022. Ms. Bazzano has served as T-Mobile’s SVP, Chief Accounting Officer, while also overseeing the T-Mobile/Sprint finance integration and associated business-led, back office transformation, since July 2020. At T-Mobile, she also leads the corporate accounting, technical and policy, SEC reporting, finance operations and innovation teams. From April 2018 to July 2020, Ms. Bazzano previously served as Chief Accounting Officer at CBRE, the world’s largest commercial real estate services and investment company, where she led the global controller, finance technology and compliance organization. Prior to that, from July 2013 to April 2018, Ms. Bazzano was Chief Accounting Officer, VP of Finance and Global Corporate Controller at GAP Inc., and served in Assurance Partner roles at PwC from 2011 to 2013, and KPMG from 2000 to 2011, in each case in the consumer, retail and technology industries. Ms. Bazzano serves as an independent director for Self. Inc and is on the board of Girls on the Run International. Ms. Bazzano received a B.S. from California State University of Sacramento.
Ms. Bazzano’s extensive finance and accounting experience, knowledge of the e-commerce, consumer/retail, apparel/accessories and digital marketing industry sectors, relevant business experience in management, business operations, human capital management and environmental, social and governance (“ESG”) compliance, as well as her experience serving as an executive officer of public companies, provides her with the qualifications and skills to serve as a director.
John Black
John Black has served on our Board of Directors since October 2017. Mr. Black served as a Senior Advisor at H.I.G. Growth Partners from July 2021 through June 2022. From March 2010 to July 2021, he served as the Head of H.I.G. Growth Equity, the dedicated growth equity investment affiliate of H.I.G. Capital. Mr. Black joined H.I.G. Capital in 1996, where he led or had a significant role in more than forty H.I.G. Capital investments in a wide range of industries including e-commerce, technology, software, digital adtech, media, healthcare, consumer, and business service companies. Prior to H.I.G. Capital, Mr. Black was a senior professional with several leading firms working with lower middle market businesses to identify and implement operational initiatives to enable the businesses to realize their full growth potential. Mr. Black has held several executive level management positions including chief operating officer and chief financial officer. Mr. Black began his career in the Corporate Finance Group at Ernst & Young. He currently serves on the board of directors of Adtheorent Holding Company, Inc. and serves as the Chair of its Nominating and Corporate Governance Committee. Mr. Black received his B.A. in Applied Mathematics from Harvard University.

Mr. Black’s experience as an executive level manager and leadership roles in a wide range of industries (including the e-commerce, consumer/retail, apparel/accessories and digital marketing sectors) and business situations provides him with valuable and relevant experience in finance, accounting, reporting, operational matters, human capital management, ESG compliance, and leadership of complex organizations, and provides him with the qualifications and skills to serve as a director.
Kira Yugay
Kira Yugay has served as a member of our Board of Directors since March 2022. Since March 2019, Ms. Yugay has served in roles of increasing responsibility at H.I.G. Capital, where she currently serves as a Principal. At H.I.G. Capital, Ms. Yugay focuses on private equity investments in middle market businesses in the technology sector and is responsible for all key aspects of the transaction process, including deal origination, transaction structuring and negotiating, and post-closing portfolio company oversight. Prior to joining H.I.G. Capital, Ms. Yugay held private equity investing roles at Warburg Pincus, a private equity firm, from August 2014 to July 2018 and at Greenbriar Equity Group, a private equity firm, from August 2010 to July 2012. In addition, Ms. Yugay has also previously held operating roles at healthcare services and technology companies. Ms. Yugay began her career at Citigroup in 2007, where she advised clients on mergers & acquisitions, capital raises, and other strategic initiatives. Ms. Yugay also serves on the board of directors of a privately held company. Ms. Yugay received a B.A. in Art History with a Concentration in Mathematics from Columbia University and an M.B.A. from Harvard Business School.
Ms. Yugay’s experience in finance and private equity, as well as her relevant experience with information technology, strategic technology, cybersecurity and operational matters, provides her with the qualifications and skills to serve as a director.
Class III Directors (Terms to Expire at the 2024 Annual Meeting)
The current members of the Board of Directors who are Class III Directors are as follows:
Name	Age	Served as a Director Since	Position with Lulus
Evan Karp	46	2017	Director
Michael Mardy	74	2017	Director
David McCreight	60	2017	Executive Chairman
Caroline Sheu	50	2023	Director
The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:
Evan Karp
Evan Karp has served on our Board of Directors since August 2017 and served as a board member of Lulu’s Holdings, L.P. (a predecessor entity) since July 2014. Mr. Karp previously served as the Chair of the Board of Directors from December 2021 to March 2023. Mr. Karp has been a Managing Director at H.I.G. Growth Partners, focusing on e-commerce, tech-enabled business services, and consumer-oriented investments since January 2018. Prior to that he was a Principal at H.I.G Growth Partners from May 2012 to December 2017. Prior to H.I.G. Growth Partners, Mr. Karp was a Principal at SKM Growth Investors investing primarily in consumer oriented, multi-channel businesses and served as a board representative for numerous portfolio companies from July 2001 to April 2012. Prior to that, he was an Associate at J.H. Whitney & Co. He began his career at Salomon Smith Barney focusing on telecom mergers and acquisitions advisory services. Mr. Karp currently serves on the boards of directors of a number of privately held companies. Mr. Karp graduated from the Business Honors Program at the University of Texas at Austin with a B.A. in Finance.
Mr. Karp has experience with information technology, strategic technology, cybersecurity and risk management. Mr. Karp’s involvement with his respective firms’ investments in many e-commerce, consumer-retail and digital marketing companies over the past 20 years, including investments in the retail industry, in-depth knowledge and industry experience, coupled with his skills in private financing and strategic planning, provides him with the qualifications and skills to serve as a director.

Michael Mardy
Michael Mardy has served on our Board of Directors since October 2017. Mr. Mardy served as Executive Vice President and director of specialty retailer, Tumi Holding Inc. from July 2003 to August 2016. Prior to joining Tumi, from 1996 to 2002, he served as Executive Vice President and Chief Financial Officer of Keystone Foods LLC, a processor and distributor, supplying the quick service restaurant industry. From 1982 to 1996, he served as Senior Vice President, Chief Financial Officer and in various other finance positions at Nabisco Biscuit Company, a snack food and consumer products company. Mr. Mardy currently serves on the board of directors of Vince Holding Corp., where he also acts as the board chairman and the audit committee chair, and The Eastern Company, where he serves on the audit committee. Mr. Mardy also currently serves on the boards of directors of a number of privately held companies. Mr. Mardy previously served on the board of directors of David’s Tea Inc. from June 2016 until June 2018, and on the board of directors of Keurig Green Mountain Inc. from 2007 until 2016 and ModusLink Global Solutions, Inc. from 2003 until 2013, in each case acting as audit committee chair and a member of their respective compensation committees. Mr. Mardy also served on the New York Stock Exchange Advisory Board from 2014 until 2016 and is a trustee of the New Jersey chapter of the financial Executive Institute. Mr. Mardy holds an M.B.A. from Rutgers University and a B.A. in History from Princeton University.
Mr. Mardy’s experience as a chief financial officer in the e-commerce, consumer/retail, apparel/accessories and digital marketing industry sectors and vast knowledge of operations, including global supply chain, human capital management and technology aspects of business operations, provide him with valuable and relevant experience in management and leadership of complex organizations, as well as extensive industry knowledge, and provides him with the qualifications and skills to serve as a director.
David McCreight
David McCreight has served on our Board of Directors since April 2021 and as our Executive Chairman since March 2023. Mr. McCreight previously served as our Chief Executive Officer from April 2021 to March 2023. He was the CEO of Anthropologie Group, Inc. from 2011 to April 2018. He also served as the President of URBN, Inc. from 2016 to April 2018, and as President at Under Armour, Inc. from 2008 to 2010. He is currently a board member of CarMax, Inc., where he also serves on the audit committee. From May 2019 to May 4, 2023, Mr. McCreight was a board member of Wolverine Worldwide, Inc., where he also served on the compensation and governance committees. He received his B.A. degree from the University of Virginia.
Mr. McCreight’s broad knowledge of the e-commerce and omni-consumer/retail, apparel/accessory and digital marketing industry sectors, extensive leadership experience, including overseeing general management and business operations, digital marketing/brand development, global supply chains and human capital management, and apparel and direct-to-consumer experience as our former Chief Executive Officer provide him with the qualifications and skills to serve as a director.
Caroline Sheu
Caroline Sheu has served on our Board of Directors since March 2023. Ms. Sheu has served since September 2020 as Global Director, DTC Marketing at Google, where she leads digital marketing for Google Store and drives Google's direct-to-consumer marketing vision and agenda for Google Devices & Services. She previously served as Senior Vice President, North America Marketing, from 2017 to 2020 at Ancestry, Inc. From 2015 to 2017, Ms. Sheu served as Vice President, Global Digital & Customer Marketing at Gap Inc, where she led the central marketing organization and managed digital and mobile transformation initiatives across the company's omnichannel brands. Ms. Sheu has also served as Senior Vice President and Chief Marketing Officer for Care.com, the leading online marketplace for care services. Ms. Sheu has served as an independent director for PROG Holdings, Inc. since September 2021. Ms. Sheu earned a J.D./M.B.A. from the University of Chicago, an M.A. degree from the University of California-Berkeley, and a B.A. degree from the University of California-Los Angeles.
Ms. Sheu has successfully launched high-growth, direct-to-consumer concepts at leading brands and has a first-hand understanding of the role of data and technology in the consumer experience. Ms. Sheu’s broad knowledge of the e-commerce, consumer/retail, apparel/accessories and digital marketing industry sectors, as well as relevant business experience in management and business operations provide her with the qualifications and skills to serve as a director.

Board Skills and Diversity Matrixes
The below board skills and diversity matrixes reflect certain self-reported statistics about the current eleven members of our Board of Directors.

Board Skills Matrix (As of May 1, 2023)

EXPERIENCE AND EXPERTISE	Dara Bazzano	John Black	Evan Karp	Anisa Kumar	Crystal Landsem	Eric Liaw	Mike Mardy	David McCreight	Danielle Qi	Caroline Sheu	Kira Yugay
PUBLIC COMPANY BOARD EXPERIENCE											
Director Experience	✓ (1)	✓	✓ (1)	✓	✓ (1)	✓	✓	✓	✓	✓	✓ (1)
Audit Committee Experience	✓ (1)	✓ (1)	✓ (1)			✓	✓	✓	✓ (1)	✓	
Compensation Committee Experience						✓	✓	✓	✓ (1)		
Nominating and Corporate Governance Committee Experience	✓ (1)	✓				✓	✓	✓	✓ (1)	✓	
Technology / Cybersecurity Committee Experience	✓						✓	✓		✓	✓
Other Committee Experience							✓				
C-SUITE MANAGEMENT EXPERIENCE											
Chief Executive Officer					✓ (1)			✓			
Chief Financial Officer		✓			✓ (1)		✓				✓
Chief Operating Officer		✓			✓ (1)		✓				
Chief Technology Officer							✓				
Chief Marketing Officer										✓	
Other	✓	✓		✓	✓ (1)		✓				
RELEVANT BUSINESS EXPERIENCE											
General Management / Business Operations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Digital Marketing / Brand Development		✓	✓	✓			✓	✓	✓	✓	
Global Supply Chain	✓			✓			✓	✓			
Human Capital	✓	✓			✓ (1)		✓	✓	✓		
Technology	✓	✓	✓	✓	✓		✓		✓	✓	✓
RELEVANT INDUSTRY EXPERIENCE											
Ecommerce	✓	✓	✓	✓	✓	✓		✓	✓	✓	
Consumer / Retail	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	
Apparel / Accessories	✓	✓	✓ (1)	✓	✓	✓	✓	✓	✓	✓	
Digital Marketing		✓	✓	✓		✓		✓	✓	✓	
CORPORATE RISK MANAGEMENT EXPERIENCE											
IT / Strategic Tech / Cybersecurity	✓		✓	✓			✓	✓	✓		✓
ESG Compliance	✓	✓		✓				✓		✓	
Risk Management	✓		✓	✓	✓		✓			✓	
Legal / Regulatory	✓			✓	✓		✓			✓	
FINANCIAL EXPERTISE											
Financial Analyst	✓	✓	✓	✓	✓	✓	✓		✓		✓
M&A	✓	✓	✓	✓	✓	✓	✓		✓		✓
Other	✓			✓			✓				
ACCOUNTING EXPERTISE											
CPA	✓				✓		✓				
Public Company Reporting	✓	✓		✓	✓		✓				
Other	✓			✓			✓				

(1) *Based on Lulus' experience only.*

Board Diversity Matrix (As of May 1, 2023)
Total Number of Directors	11
	Female	Male	Did Not Disclose Gender
Part I: Gender Identity
Directors	6	5	0
Part II: Demographic Background
African American or Black	0	0
Alaskan Native or Native American	0	0
Asian	4	1
Hispanic or Latinx	0	0
Native Hawaiian or Pacific Islander	0	1
White	3	4
Two or More Races or Ethnicities	1	1
LGBTQ+	0	0
Did Not Disclose Demographic Background	0	0

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Deloitte & Touche LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Deloitte & Touche LLP also served as our independent registered public accounting firm for the fiscal year ended January 1, 2023. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of Deloitte & Touche LLP is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
In the event that the appointment of Deloitte & Touche LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 29, 2024. Even if the appointment of Deloitte & Touche LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.
Vote Required
This proposal requires the affirmative vote of the holders of a majority of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Deloitte & Touche LLP, we do not expect any broker non-votes in connection with this proposal.
Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2023.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the audited consolidated financial statements of Lulu’s Fashion Lounge Holdings, Inc. (the “Company”) for the fiscal year ended January 1, 2023 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 1, 2023.
Michael Mardy (Chair)
Dara Bazzano
John Black

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees in connection with professional services rendered by Deloitte & Touche LLP, our independent registered public accounting firm, for each of the last two fiscal years:
Fee Category	2022	2021
Audit Fees	$1,233,395	$2,270,485
Audit Related Fees	$1,895	$1,895
Tax Fees	—	—
All Other Fees	—	—
Total Fee	$1,235,290	$2,272,380
Audit Fees
Audit fees for the fiscal year ended January 1, 2023 included fees for professional services rendered in connection with the annual audit of the Company’s financial statements and the review of the Company’s interim financial statements, as well as fees for services that generally only the independent registered public accounting firm can be reasonably expected to provide, including review of our Registration Statement filed with the SEC on Form S-8 and consultation on accounting matters directly related to the audit.
Audit fees for the fiscal year ended January 2, 2022 included fees and related expenses for professional services rendered in connection with the annual audit of the Company’s financial statements and the review of the Company’s interim financial statements, as well as fees for services that generally only the independent registered public accounting firm can be reasonably expected to provide, including comfort letters, consents, and review of registration statements filed with the SEC, including fees related to our initial public offering.
Audit Related Fees
Audit related fees for the fiscal year ended January 1, 2023 and the fiscal year ended January 2, 2022 included the cost of a subscription to an accounting research tool for both the fiscal years.
Tax Fees
There were no such fees for the fiscal year ended January 1, 2023 and the fiscal year ended January 2, 2022.
All Other Fees
There were no such fees for the fiscal year ended January 1, 2023 and the fiscal year ended January 2, 2022.
Audit Committee Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Deloitte & Touche LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Deloitte & Touche LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee may review and pre-approve the services (and related fee levels or budgeted amounts) that may be provided by Deloitte & Touche LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee pre-approved all services performed during the fiscal years ended January 1, 2023 and January 2, 2022.

Proposal 3: Omnibus Equity Plan Proposal
The Compensation Committee has recommended, and the Board has unanimously approved, an amendment to the Omnibus Equity Plan, which would increase the authorized number of shares available for grant by 2,000,000. The amendment would become effective on June 13, 2023, if approved by stockholders at the Annual Meeting. As of May 1, 2023, there are 6,109,963 shares of common stock available for issuance under the Omnibus Equity Plan, of which 6,100,688 shares are subject to outstanding awards under the Omnibus Equity Plan and 9,275 shares remain available for future issuance under the Omnibus Equity Plan. These share amounts do not include 206,218 shares underlying RSUs granted pursuant to the Omnibus Equity Plan and RSUs to be granted to the non-employee directors as described under the “New Plan Benefits” section below, subject to stockholder approval at the Annual Meeting. Approval of this proposal will result in an additional 2,000,000 shares of common stock available for issuance under the Omnibus Equity Plan. The principal purpose of the Omnibus Equity Plan is to enhance the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities.
The Omnibus Equity Plan became effective on November 9, 2021, the day prior to the date our registration statement relating to our initial public offering became effective. Under the original Omnibus Equity Plan, 3,719,000 shares of the Company's common stock were initially reserved for issuance pursuant to a variety of equity-based compensation awards, including stock options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock unit awards and other equity-based awards. The number of shares initially reserved for issuance or transfer pursuant to awards under the Omnibus Equity Plan was increased by (i) 255,617 shares, the number of shares represented by awards outstanding under the 2021 Equity Incentive Plan (“2021 Plan Awards”) that became available for issuance under the applicable provisions in the Omnibus Equity Plan following the effective date; and (ii) 3,107,218 shares, representing the annual increase for 2022 and 2023. Under the Omnibus Equity Plan, an automatic annual increase occurs on the first day of each fiscal year beginning in 2022 and ending in 2031 and is equal to the lesser of (A) 4% of the shares of stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year; and (B) such smaller number of shares of common stock as determined by our Board of Directors; provided, however, that no more than 18,500,000 shares of common stock were permitted to be issued upon the exercise of incentive stock options.
Our compensation philosophy reﬂects our belief that equity compensation is a critical means of aligning the interests of employees with those of stockholders. We are requesting this increase of authorized shares of common stock to support anticipated grant activity for at least two years. We are requesting this increase of authorized shares of common stock earlier than originally anticipated in light of equity grants that were made outside of the ordinary course because of our new CEO award that covers RSU and PSU awards for service through March 2026 as well as the number of shares subject to awards granted in early 2023 being larger than originally contemplated due to the decrease in our stock price. The discussion of the amendment to the Omnibus Equity Plan that follows is qualiﬁed in its entirety by the description and full terms of the amendment to the Omnibus Equity Plan and the summary of the Omnibus Equity Plan that are included as part of Annex A of this proxy statement.
Pursuant to Nasdaq rules, the Company and other Nasdaq listed companies are generally not permitted to grant shares of common stock as compensation except pursuant to a plan approved by stockholders. The Board unanimously recommends a vote FOR the amendment to increase authorized shares under the Omnibus Equity Plan because the amendment will allow the Company to achieve important business objectives in ways that are consistent with stockholder interests.
New Plan Benefits
The following table sets forth information regarding awards that will be made on the date of the Annual Meeting to the individuals and groups listed below. All of these awards are subject to stockholder approval of the amendment to the Omnibus Equity Plan. If stockholder approval is not obtained, then the recipients will not receive the awards set forth below at that time. Other than as set forth in the table below, all future awards under the Omnibus Equity Plan (assuming it is approved by stockholders) are subject to the discretion of the Compensation Committee and are not currently determinable, and therefore it is not possible to determine the benefits that will be received in the future by other participants in the Omnibus Equity Plan.

Name and Position	Grant Date Fair Value	Number of Units
David McCreight, Executive Chairman	—	—
Crystal Landsem, Chief Executive Officer	—	—
Tiffany Smith, Chief Financial Officer	—	—
Mark Vos, President and Chief Information Officer	—	—
Non-Executive Director Group	$500,000	(1)
Non-Executive Officer Employee Group	$463,991(2)	206,218
(1)
Each non-employee director serving on our Board, other than Mr. Karp and Mses. Qi and Yugay, will be awarded RSUs on the date of our Annual Meeting having a value on the date of grant equal to $100,000 (based on the average closing trading price of the Company’s common stock over the 10 consecutive trading days ending with the trading day immediately preceding the date of the Annual Meeting).

(2)
On April 30, 2023, upon the recommendation of the Compensation Committee, the Board approved an aggregate grant of 206,218 RSUs to certain non-executive officer employees, subject to obtaining stockholder approval of the amendment to the Omnibus Equity Plan. This grant is part of our compensation practice to award existing employees with long-term incentive awards for retention purposes, which we generally grant on an annual basis. The Grant Date Fair Value reflected here was determined using $2.25 per share, the closing trading price of our common stock on April 28, 2023. If stockholder approval is not obtained, then the recipients will not receive the awards set forth above on the date of the Annual Meeting.

Annex A includes a summary of the Omnibus Equity Plan, the Amendment to the Omnibus Equity Plan and the Omnibus Equity Plan. You should refer to Annex A for more information about the features of the Omnibus Equity Plan and a complete understanding of this proposal.
Vote Required
This proposal regarding the amendment to the Omnibus Equity Plan requires the affirmative vote of the holders of a majority of the votes cast. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Approval of an Amendment to the Omnibus Equity Plan to Increase the Number of Shares of Common Stock Authorized for Issuance under the Omnibus Equity Plan.

EXECUTIVE OFFICERS
The following table identifies our current executive officers:
Name	Age	Position
David McCreight	60	Executive Chairman and Director
Crystal Landsem	39	Chief Executive Officer and Director
Mark Vos	53	President and Chief Information Officer
Tiffany R. Smith	47	Chief Financial Officer
David McCreight
The biographical information for Mr. McCreight is included above in Proposal 1-Election of Directors.
Crystal Landsem
The biographical information for Ms. Landsem is included above in Proposal 1-Election of Directors.
Mark Vos
Mark Vos has served as our President since March 2023 and Chief Information Officer since January 2018. Mr. Vos served as our Co-President from July 2020 to March 2023. Prior to that, Mr. Vos held roles of increasing responsibility at the Company since October 2015. Previously, Mr. Vos was the Co-Founder and Chief Executive Officer of sqwrl LLC, a consulting and project management services firm from July 2015 to March 2016. He also served as Senior Director of Engineering at 11 Main, an Alibaba Group Company, from December 2013 to July 2015. Mr. Vos holds a Masters in International Management from Universität zu Köln, Germany and a MSc in Business Administration from Erasmus University Rotterdam, The Netherlands.
Tiffany R. Smith
Tiffany R. Smith has served as our Chief Financial Officer since March 2023. Ms. Smith joined Lulus in April 2021 as Vice President of Finance where she oversaw all aspects of accounting, internal and external financial reporting, tax and external audits. She also managed the critical financial reporting aspects leading up to the Company’s IPO in November 2021. Previously, Ms. Smith held finance leadership roles at several consumer facing retail and e-commerce companies, including as the VP, Controller of Fashion Nova from September 2020 to April 2021 and the VP of Finance of Hot Topic from September 2018 to July 2020. She also spent over ten years in various finance leadership positions at Nordstrom from January 2008 to September 2018, including as the Controller of Nordstrom’s online, off-price division, and the Director of Internal Audit. Prior to joining Nordstrom, she held various audit and accounting roles of increasing responsibility in other industries and at other companies, including Deloitte & Touche LLP. Ms. Smith holds a CPA license in California and received an M.B.A. degree in Business Administration with an emphasis in Accounting and Finance from University of Michigan Ann Arbor and a B.S. degree in Finance from Oakland University.

CORPORATE GOVERNANCE
General
Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee to assist the Board of Directors in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the “Governance” section of our website at investors.lulus.com, or by writing to our Corporate Secretary at our office at 195 Humboldt Avenue, Chico, California 95928.
Board Composition
Our Board of Directors currently consists of eleven members: Dara Bazzano, John Black, Evan Karp, Anisa Kumar, Crystal Landsem, Eric Liaw, Michael Mardy, David McCreight, Danielle Qi, Caroline Sheu and Kira Yugay. As set forth in our Amended Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election.
Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors shall be determined from time to time by resolution of the Board of Directors, provided the Board shall consist of at least one member, and that our Board of Directors will be divided into three classes. The authorized number of directors shall be determined from time to time by resolution of the Board of Directors, provided the Board of Directors shall consist of at least one member, with one class being elected at each annual meeting of stockholders. Each director will serve a three-year term, and subject to the special rights of the holders of one or more series of preferred stock to elect directors, at each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. The classification of our Board of Directors could make it more difficult for a third party to acquire, or discourage a third party from seeking to acquire, control of our Company. Under our Amended and Restated Certificate of Incorporation, we are authorized to issue up to 10,000,000 shares of preferred stock, par value $0.001 per share, and as of the Record Date, there are no outstanding shares of preferred stock.
Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that, except as otherwise provided by the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws and subject to the special rights of the holders of one or more series of preferred stock to elect directors, directors may be removed from office at any time, but only by the affirmative vote of the holders of at least sixty six and two thirds percent (66-2/3%) of the voting power of all the then outstanding shares of voting stock of the Company with the power to vote at an election of directors and, once the Sponsor Ownership Condition ceases to be satisfied, only for cause.
Director Independence
Dara Bazzano, John Black, Anisa Kumar, Eric Liaw, Michael Mardy and Caroline Sheu each qualify as “independent” in accordance with the listing requirements of The NASDAQ Stock Market LLC (“Nasdaq”). Nasdaq’s independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including that Crystal Landsem is our Chief Executive Officer, David McCreight is our Executive Chairman and former Chief Executive Officer, and that Evan Karp, Danielle Qi, and Kira Yugay are currently affiliated with H.I.G. Growth Partners, one of our significant stockholders. Following the expiration of Mr. Black’s contract with H.I.G. Growth Partners in June 2022, the Board of Directors determined that Mr. Black qualifies as independent under Nasdaq rules. In connection with the expiration of Mr. Liaw’s term at the Annual Meeting, our Nominating and Corporate Governance Committee has commenced a search for a new independent director to join our Board of Directors, and our Board intends to appoint a new independent director as soon as reasonably practicable and no later than one year from the date of the Annual Meeting.
There are no family relationships among any of our directors or executive officers. Ms. Landsem, our Chief Executive Officer, and Mr. Vos, our President and Chief Information Officer, are involved in a personal relationship and began sharing a primary residence in April 2022. Our Board of Directors is informed of the relationship, and we have taken appropriate actions to ensure compliance with Company policies and procedures.
Stockholders Agreement
In connection with our initial public offering, on November 10, 2021, we entered into a Stockholders Agreement (the “Stockholders Agreement”) with H.I.G. Growth Partners – Lulu’s, L.P., a Delaware limited partnership (“H.I.G. Growth Partners”), Institutional Venture Partners XV, L.P., a Delaware limited partnership (“IVP XV”), Institutional Venture Partners XV Executive Fund, L.P., a Delaware limited partnership (“IVP XV Executive Fund”), Institutional Venture Partners XVI, L.P., a Delaware limited partnership (“IVP XVI,” and together with IVP XV and IVP XV Executive Fund, the “IVP Holdcos”) and Canada Pension Plan Investment Board, a Canadian Crown Corporation (“CPPIB” and, together with H.I.G. Growth Partners and the IVP Holdcos, the “Stockholders”).
Under the Stockholders Agreement, H.I.G. Growth Partners initially designated Mr. Black and Mr. Belatti as Class I Directors, Danielle Qi as a Class II Director, and Evan Karp as a Class III Director, and IVP Holdcos designated Eric Liaw as a Class II Director. On March 29, 2022, Mr. Belatti tendered his resignation as a Class I Director, effective on March 30, 2022, and on March 30, 2022, H.I.G. Growth Partners designated Ms. Yugay as a Class I Director. H.I.G. Growth Partners is entitled to designate for nomination by the Board: up to four directors at any time if at any time it owns in the aggregate 30% or more of all issued and outstanding shares of common stock; up to three directors if at any time it owns in the aggregate 20% or more of all issued and outstanding shares of common stock; up to two directors if it any time it owns in the aggregate 10% or more of all issued and outstanding shares of common stock; and one director if it owns less than 10% of common stock but at least 5% or more of all issued and outstanding shares of common stock. As noted above, Mr. Black’s contract with H.I.G. Growth Partners expired in June 2022. H.I.G. Growth Partners has informed the Company that it will not nominate a fourth director so long as Mr. Black continues to serve as a director. IVP Holdcos are entitled to designate for nomination by the Board one director from time to time if at any time it owns in the aggregate 10% or more of all issued and outstanding common stock. As noted above, IVP Holdcos has chosen not to designate a candidate for nomination as a Class II Director by the Board at the Annual Meeting. In addition, H.I.G. Growth Partners, IVP Holdcos and CPPIB agreed to vote, or cause to be voted, all outstanding shares of common stock beneficially owned by them (or any of their “Permitted Transferees” as defined in the Stockholders Agreement) at any annual or special meeting of stockholders of the Company at which directors are to be elected or removed to take all “Necessary Action” (as defined in the Stockholders Agreement) in their capacity as stockholders of the Company to cause the election or removal of their respective designees as directors.
No Stockholder shall have any voting obligations after any time as such Stockholder beneficially owns in the aggregate less than ten percent of all issued and outstanding shares of common stock. As of April 19, 2023, entities affiliated with H.I.G. Growth Partners beneficially owned 34.7% of our common stock, entities affiliated with CPPIB beneficially owned 18.9% of our common stock and entities affiliated with IVP Holdcos beneficially owned 18.9% of our common stock. In connection with the 2023 Annual Meeting of Stockholders, H.I.G. Growth Partners has designated for nomination by the Board Ms. Qi as a Class II Director. Additionally, in connection with the Annual Meeting, IVP Holdcos has chosen not to designate a candidate for nomination as a Class II Director.
The Stockholders Agreement terminates, as to each individual party but not collectively to all parties, upon the earliest to occur of any of the following (a) each of H.I.G. Growth Partners, the IVP Holdcos, and CPPIB ceasing to beneficially own any shares of common stock; and (b) the unanimous written consent of the Company and each of H.I.G. Growth Partners (if they continue to beneficially own any shares of common stock), each of the IVP Holdcos (if they continue to beneficially own any shares of common stock) and CPPIB (if they continue to beneficially own any shares of common stock). The rights and obligations of (i) H.I.G. Growth Partners under the Stockholders Agreement shall terminate upon H.I.G. Growth Partners ceasing to beneficially own any shares of common stock; (ii) the IVP Holdcos under the Stockholders Agreement shall terminate upon the IVP Holdcos ceasing to beneficially own any shares of common stock; and (iii) CPPIB under the Stockholders Agreement shall terminate upon CPPIB ceasing to beneficially own any shares of common stock.
Director Candidates
The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director. Anisa Kumar, one of our Class II Director nominees, was recommended by a third-party search firm. Danielle Qi, another one of our Class II Director nominees, was recommended by entities affiliated with H.I.G. Growth Partners, one of our significant stockholders, pursuant to the Stockholders Agreement.
In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; the candidate’s professional and academic experience relevant to the Company’s industry; the strength of the candidate’s leadership skills; experience in finance and accounting and/or executive compensation; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with written consent by the potential director candidate to being named in the proxy statement, a description of any direct or indirect material interest in any material contract or agreement between the stockholder nominating the potential director candidate and the potential director candidate, and appropriate biographical information and background materials, including a completed and signed questionnaire, representation and agreement, as provided in Lulus’ Amended and Restated Bylaws to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Lulu’s Fashion Lounge Holdings, Inc., 195 Humboldt Avenue, Chico, California 95928. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communications from Stockholders
The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Corporate Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as she considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Corporate Secretary and Executive Chairman of the Board consider to be important for the directors to know. The Corporate Secretary will not forward to the directors communications received which are of a personal nature or not related to the duties and responsibilities of the Board, including, without limitation, mass mailings, business solicitations, routine customer service complaints, new product or service suggestions, personal grievances, opinion surveys, and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board, any Board committee, any individual director, or any group of directors (such as our independent directors) should address such communications to the Board of Directors in writing: c/o Corporate Secretary, Lulu’s Fashion Lounge Holdings, Inc., 195 Humboldt Avenue, Chico, California 95928.
Board Leadership Structure and Role in Risk Oversight
Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chair of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. While we currently separate the positions of Chair of the Board and Chief Executive Officer, we do not have an independent Chair of the Board as Mr. McCreight previously served as our Chief Executive Officer and became our Executive Chairman effective as of March 6, 2023. In making Mr. McCreight Executive Chairman of the Board, the Board determined that doing so would serve the best interests of the stockholders as it would promote a number of important objectives: it would add a substantial strategic perspective to the Chair position and put in place an effective leadership succession plan while at the same time providing important continuity to Board leadership. In making these judgments, the Board took into account its evaluation of Mr. McCreight’s performance as Chief Executive Officer and the strategic vision and perspective he brings from his track record leading other brands throughout his career. Mr. McCreight’s employment agreement provides that he will serve as Executive Chairman through the end of its term, March 6, 2024 or September 6, 2024, if extended under the terms of the employment agreement. For these reasons, our Board of Directors has concluded that our current leadership structure is appropriate at this time.
However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate. At times when the Chair of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide that the independent directors may appoint a Lead Independent Director. We do not currently have a Lead Independent Director. We believe the current structure of the Board of Directors supports the risk oversight functions described below through our independent directors at the Board level and independent leadership at the Board committee level with ultimate oversight by the full Board of Directors led by our Executive Chairman.
Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings. Throughout the year, senior management reviews these risks with the Board of Directors at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. Our Audit Committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled, and also oversees management of financial and cybersecurity risks and potential conflicts of interest. Our Compensation Committee is responsible for overseeing the management of risks relating to the Company’s compensation plans, equity incentive plans and other compensatory arrangements. Our Nominating and Corporate Governance Committee manages risks associated with the Company’s corporate governance framework and ESG framework. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board has an active role in overseeing management of the Company’s risks and is regularly informed through committee reports about such risks. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
Code of Business Conduct and Ethics
We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our website, investors.lulus.com, under “Governance.” In addition, we intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.
Anti-Hedging Policy
Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders.
Attendance by Members of the Board of Directors at Meetings
There were twelve (12) meetings of the Board of Directors during the fiscal year ended January 1, 2023. During the fiscal year ended January 1, 2023, each incumbent director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors; and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.
Under our Corporate Governance Guidelines, which are available on our website at investors.lulus.com, a director is expected to spend the time and effort necessary to properly discharge their responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Executive Chairman of the Board or the Chair of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend.

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE
At Lulus, we believe in being responsible business stewards and strive to understand the impact that our business has on our community and the planet.
With this in mind, we aim to shape Lulus’ growth with responsibility and ethics, prioritizing the customer and employee experience. Under the leadership of our executive team and the Nominating and Corporate Governance Committee, we have formalized the Lulus approach to Environmental, Social, and Governance (“ESG”). In 2022, we engaged external ESG consultants to complete a materiality assessment, through which we identified the strategic ESG priorities set forth below.

We look forward to continuing to share our values, our accomplishments to date, and our ambitions for the future.
PEOPLE
People are at the core of our values. We honor our employees, our customers, our suppliers, the individuals who make our products, and our communities. We are proud of the employee experience we have created internally at Lulus and the policies we have put in place to govern how we work with suppliers around the world to meet our high labor standards.
Belonging, Dignity, Justice, and Joy (“BDJJ”). We are committed to fostering an environment where everyone feels honored and respected when they are being their authentic self. Our BDJJ program is backed by strong leadership support, and we have a dedicated Learning and Development team, as well as active employee Affinity Groups.
•	All employees have access to ongoing BDJJ learning sessions.
•	Our BDJJ efforts include internal BDJJ task forces, affinity groups for employees, and dedicated space in our monthly newsletter for a BDJJ focus topic.
•	Since 2020, we have meaningfully increased the representation of influencers, content creators, and models on our platforms who identify as Black, Indigenous, and People of Color (BIPOC).
For Women. As a Company founded by women, selling clothing and other products for women, we are committed to upholding gender equality as well as supporting causes important to women and girls.
•	Our Board is made up of 55% women, compared to the U.S. public company average of approximately 27%.
•	We are proud to have 50% of our Company leadership made up of women.
•	We support women-focused nonprofits like Girls Who Code and The Loveland Foundation.

Employee Engagement and Wellbeing. Employee health, safety, and wellbeing are core to our values. We prioritize offering benefits and programs to ensure our employees are engaged at work and able to thrive in all areas of their lives.
•	We are proud to offer competitive employee benefits, paid sick time, and paid parental leave; in 2023, we have doubled the paid time off for entry level employees.
•	In 2022, we implemented a popular Employee Stock Purchase Program.
•	Our dedicated learning and development team supports employees in their career and personal development.
•	We have taken proactive and precautionary steps to protect the health and safety of our employees, including in relation to the COVID-19 pandemic.
Labor Standards. We recognize that beyond our direct employees, there are many people who create the products in our supply chain, and they have a right to dignity and ethical treatment in the workplace.
•
Our Vendor and Supplier Code of Conduct lays out our expectations for all companies producing products for Lulus, based on the United Nations Guiding Principles on Business and Human Rights and International Labor Organization Conventions. We provide all our vendors with training courses on responsible sourcing and manufacturing.

•	We are increasing our understanding of and ability to audit our supply chain, with collection of factory location information from our Vendors and implementation of a factory audit program.
THE PLANET
At Lulus, we understand that our business has an impact on the environment, and as we scale, we have a responsibility to find ways to do so in a more sustainable manner.
GHG Emissions. Along with the international community, we understand that measuring and ultimately reducing our GHG emissions is an important part of combatting climate change.
•	In 2022, we began calculating our Scope 1 and 2 GHG emissions, beginning with calendar year 2021.
•	We have converted to LED lighting in all three of our distribution centers, and all heavy equipment used in our distribution centers is electric.
•	For products coming into Lulus from overseas, the vast majority are shipped via ocean freight rather than air, avoiding more than 40 times the emissions if we were shipping by air.
•	Where possible, we are minimizing commuting emission by maintaining remote or hybrid work for our corporate and customer service workforce.
Product Packaging. We recognize that the packaging used to store and ship Lulus’ products has an impact on our environment, and aim over time to reduce the amount of packaging used and to evaluate the materials used in our packaging to select more sustainable options.
•	In 2022 we implemented “wrap-to-ship” in our Easton distribution center, reducing the amount of packaging material used for a given order.
•	We are evaluating product packaging for individual product bags to prescribe packaging that is more environmentally friendly.
Waste Reduction and Conscious Product Sourcing. We bring affordable luxury to our customers using a proprietary algorithm that learns what our customers want, creates the right amount of product, and delivers it in a timely fashion without missing a trend.
•	We reduce seasonal fashion waste compared to traditional brick and mortar by using our test-learn-and-reorder algorithm to bring our customers the right garments at the right time.
•	When we do have excess product, we prioritize sending it to our outlet store and donating to organizations supporting women and girls.

•	We are evaluating a long-term path to incorporating more sustainable materials into our sourcing plan.
•	Customers appreciate our broad assortment of on-trend shoes and handbags made without animal products.
COMMITMENT TO TRANSPARENCY
Lulus is committed to building and maintaining a governance structure that prioritizes good governance and transparency for all our stakeholders.
Data Privacy. Protecting our customer’s data and giving them control over how it is used is central to our business strategy.
•	Our Audit Committee has oversight of privacy and data security and reviews such measures on a regular basis.
•	We do not sell our customers’ data for third party marketing purposes, and we give them the ability to limit our sharing of their data as well as to delete and correct their data.
•	We are constantly evaluating, updating, and improving our processes and technology to provide a secure online shopping experience.
•	For more on our privacy practices, see our Privacy Policy located at www.lulus.com/customerservice/privacypolicy.
Responsible Business Practices and Reporting. We are committed to responsible business practices and providing our stakeholders with insight into our Company policies.
•	Lulus’ ESG efforts are overseen by our Board of Directors through our Nominating and Corporate Governance Committee.
•
Our Executive Chairman and General Counsel work with internal stakeholders, including a cross-functional ESG Steering Committee, as well as with outside specialists, to set and implement the Company’s ESG strategy.

•	For more information on our corporate governance policies and committee charters, please visit our Investor Relations website at investors.lulus.com.
Board Diversity and Independence. We are committed to maintaining the independence of our Board of Directors and to increasing the Board’s diversity across various metrics. We believe diversity and independence within our Board and leadership will support a strong and sustainable business.
•	Our Board is shaped with diverse representation, currently 55% women and 45% people from underrepresented groups.
•	The majority of our Board directors is independent, and our committees are 100% independent.

COMMITTEES OF THE BOARD
Our Board has established three standing committees—Audit, Compensation and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.
The members of each of the Board committees and committee Chairpersons are set forth in the following chart.
Name	Audit(1)	Compensation(1)	Nominating and Corporate Governance(1)
Dara Bazzano	X		X
John Black	X		Chair
Anisa Kumar		X
Eric Liaw		Chair	X
Michael Mardy	Chair	X
(1)
Effective upon the conclusion of the Annual Meeting, John Black will join the Compensation Committee and assume the role of Compensation Committee Chair, Dara Bazzano will assume the role of Nominating and Corporate Governance Chair, and Caroline Sheu will join the Nominating and Corporate Governance Committee.

Our Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Audit Committee’s responsibilities include:
•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•	meeting independently with our internal auditing staff, if any, independent registered public accounting firm and management;
•	reviewing and discussing annual audited and quarterly financial statements with management and the independent auditor;
•	reviewing and discussing earnings releases and earnings guidance;
•	overseeing the implementation of the Company’s risk assessment and risk management policies;
•	establishing procedures for the receipt, retention and treatment of complaints received by the Company;
•	reviewing the Company’s Code of Business Conduct and Ethics;
•	reviewing and approving or ratifying any related person transactions; and
•	preparing the audit committee report required by the SEC rules (which is included on page 16 of this proxy statement).
The Audit Committee charter is available on our website at investors.lulus.com. The Audit Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The members of the Audit Committee are Dara Bazzano, John Black and Michael Mardy. Mr. Mardy serves as the Chair of the Audit Committee. Our Board has affirmatively determined that each of Ms. Bazzano, Mr. Black and Mr. Mardy is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and that each of Ms. Bazzano, Mr. Black and Mr. Mardy meet the independence requirements of the Nasdaq rules, including those related to Audit Committee membership.
The members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq rules. In addition, our Board of Directors has determined that each of Ms. Bazzano, Mr. Black and Mr. Mardy qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K, and under the similar Nasdaq requirement that the Audit Committee have a financially sophisticated member.
The Audit Committee met nine (9) times in 2022.

Compensation Committee
Our Compensation Committee’s responsibilities include:
•	reviewing and approving, or recommending for approval by the Board, the compensation of our Chief Executive Officer and our other executive officers;
•	overseeing and administering our cash and equity incentive plans;
•	reviewing and making recommendations to the Board of Directors with respect to director compensation;
•	reviewing and approving all employment agreements and severance agreements of the Company's executive officers;
•	overseeing the Company's succession planning;
•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required by SEC rules; and
•	preparing the annual compensation committee report, to the extent required by SEC rules.
Pursuant to the Compensation Committee’s charter, which is available on our website at investors.lulus.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. In January 2022 and November 2022, the Compensation Committee engaged Compensia, Inc., a compensation consulting firm (“Compensia”), for fiscal years 2022 and 2023, respectively, to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. Compensia reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Compensia and has determined that Compensia’s work does not raise a conflict of interest.
The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.
The members of our Compensation Committee are Anisa Kumar, Eric Liaw and Michael Mardy. Mr. Liaw serves as the Chair of the Compensation Committee. Each of Ms. Kumar, Mr. Liaw and Mr. Mardy qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act, and Ms. Qi qualified as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act when she was on the Compensation Committee from November 2021 to November 2022. Effective upon the conclusion of the Annual Meeting, John Black will join the Compensation Committee and assume the role of the Compensation Committee Chair.
The Compensation Committee met six (6) times in 2022.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee’s responsibilities include:
•	identifying individuals qualified to become board members;
•	recommending to the Board of Directors the persons to be nominated for election as directors and to each board committee;
•
developing and recommending to the Board of Directors corporate governance principles, and reviewing and recommending to the Board of Directors proposed changes to our corporate governance guidelines from time to time;

•	reviewing the Board’s committee structure and recommending to the Board directors to serve as committee members;

•	reviewing the Board’s leadership structure and recommending to the Board changes to the leadership structure;
•
reviewing and making recommendations to corporate governance matters, including but not limited to, the Company’s certificate of incorporation, bylaws, the Code of Business Conduct and Ethics and the charters of other committees;

•	developing, evaluating and maintaining a Board Skills Matrix that identifies the experience and skills required for the Board and the experience and skills possessed by the current Board members;
•	overseeing an annual evaluation of the Board of Directors and its committees; and
•	reviewing and providing oversight with respect to the Company’s strategy, initiatives and policies related to ESG matters, risks, and opportunities.
The Nominating and Corporate Governance Committee charter is available on our website at investors.lulus.com. The Nominating and Corporate Governance Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders in accordance with the requirements set forth in our Amended and Restated Bylaws.
The members of our Nominating and Corporate Governance Committee are Dara Bazzano, John Black and Eric Liaw. Mr. Black serves as the Chair of the Nominating and Corporate Governance Committee. Effective upon the conclusion of the Annual Meeting, Dara Bazzano will assume the role of Nominating and Corporate Governance Chair, and Caroline Sheu will join the Nominating and Corporate Governance Committee.
The Nominating and Corporate Governance Committee met five (5) times in 2022.

EXECUTIVE COMPENSATION
The following is a discussion of compensation arrangements of our 2022 named executive officers (“NEOs”). As an emerging growth company as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.
We seek to ensure that the total compensation paid to our NEOs is reasonable and competitive. Compensation of such executives is structured around the achievement of individual performance and near-term corporate targets as well as long-term business objectives. Our NEOs are employed by our indirect subsidiary, Lulu’s Fashion Lounge, LLC. Before the completion of our initial public offering, all employee compensation matters were historically decided by our Board of Directors, except for grants of Class P Units of Lulu’s Holdings, L.P. (the “LP”), which were made by the board of managers of the LP. Since the closing of our initial public offering, all compensation matters with respect to our NEOs have been determined by our Board of Directors or its Compensation Committee. All references to “we,” “us,” “our,” the “Company” or similar phrases in this Executive Compensation section refer to the Company and the LP (as applicable) for actions taken prior to the completion of our initial public offering, and to the Company for actions taken on and after the completion of our initial public offering.
Our NEOs for 2022 were as follows:
•	David McCreight, Executive Chairman and Former Chief Executive Officer;
•	Crystal Landsem, Chief Executive Officer and Former Co-President and Chief Financial Officer; and
•	Mark Vos, President and Chief Information Officer.

2022 Summary Compensation Table
The following table sets forth information concerning the compensation of our NEOs for fiscal 2022 and fiscal 2021.
Name and Principal Position(1)	Year	Salary	Bonus(2)	Stock Awards $(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)
David McCreight Executive Chairman and Former Chief Executive Officer(7)	2022	1,000,000	1,000,000	3,000,000	—	—	—	5,000,000
	2021	673,077	1,000,000	6,000,000	5,827,059	—	—	13,500,136
Crystal Landsem Chief Executive Officer; Former Co-President and Chief Financial Officer(8)	2022	464,231	—	4,999,626	—	220,000	12,200	5,696,057
	2021	431,644	—	—	—	220,000	11,600	663,244
Mark Vos President and Chief Information Officer	2022	464,231	—	4,999,647	—	220,000	12,200	5,696,078
	2021	431,644				220,000	11,600	663,244
The following supplemental table restates the fiscal 2022 and 2021 reportable compensation to reflect compensation as reported on IRS Form W-2 for Mr. McCreight, Ms. Landsem and Mr. Vos. In the “Vested Stock Awards” column below, we include the stock award income reported relating to awards that vested during calendar years 2021 and 2022, rather than the aggregate grant date fair value of awards for accounting purposes during each year. We believe this supplemental table is more representative of the realized compensation in fiscal 2022 and 2021. This supplemental table is presented for informational purposes only and is not presented in accordance with SEC requirements.
Name and Principal Position(1)	Year	Salary	Bonus	Vested Stock Awards $(9),(10),(11)	Option Awards ($)(12)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
David McCreight Executive Chairman and Former Chief Executive Officer	2022	1,000,000	1,000,000	1,861,005	—	—	—	3,861,005
	2021	673,077	1,000,000	—	—	—	—	1,673,077
Crystal Landsem Chief Executive Officer; Former Co-President and Chief Financial Officer	2022	464,231	—	1,527,861	—	220,000	12,200	2,224,292
	2021	431,644	—	—	—	220,000	11,600	663,244
Mark Vos President and Chief Information Officer	2022	464,231	—	1,527,861	—	220,000	12,200	2,224,292
	2021	431,644				220,000	11,600	663,244
(1)	Tiffany R. Smith is not included in this table as she did not serve as Chief Financial Officer during fiscal 2022 and was appointed in March 2023.
(2)
Amount represents an annual bonus earned by Mr. McCreight for fiscal 2022 pursuant to his Pre-IPO Employment Agreement, which was earned based on his continued employment with us through the payment date.

(3)
The amount reported for Mr. McCreight for fiscal 2022 represents the aggregate grant date fair value of RSUs granted under the terms of the Executive Chairman Employment Agreement (described under the section titled “Employment Agreements” below) in connection with his transition to the role of Executive Chairman. The grant date fair value reflects the monetary value of the $2 million RSU Award and the $1 million Additional RSU Award (both as described under the section titled “Employment Agreements” below). The RSUs have a grant date of November 11, 2022 for accounting purposes in accordance with FASB ASC Topic 718. The number of RSUs subject to the $2 million RSU Award became determinable under the terms of the Executive Chairman Employment Agreement on March 17, 2023. The $1 million Additional RSU Award will only be granted to Mr. McCreight if his term under the Executive Chairman Employment Agreement is extended for one additional six-month period. The amount reported for fiscal 2021 represents the aggregate grant date fair value of a right to be issued shares of the Company’s common stock (the “special compensation awards” described under the section titled “Employment Agreements” below) that was granted to Mr. McCreight in fiscal 2021, computed in accordance with FASB ASC Topic 718. Amounts reported for Ms. Landsem and Mr. Vos for fiscal 2022 represent the aggregate grant date fair value related to 488,722 and 488,724 RSUs granted to Ms. Landsem and Mr. Vos, respectively, on January 4, 2022 at a grant date share price of $10.23. The RSUs vest quarterly through December 31, 2023, and as of January 2, 2023, 244,360 RSUs each were vested for Ms. Landsem and Mr. Vos.

(4)
Amount reported for fiscal 2021 represents the aggregate grant date fair value of stock options (described under the section titled “Employment Agreements” below) that were granted to Mr. McCreight in fiscal 2021, in accordance with FASB ASC Topic 718.

(5)
Amounts represent the annual performance-based cash bonuses earned by our NEOs based on the achievement of certain performance objectives during fiscal 2022. Please see the descriptions of the annual performance bonuses paid to our NEOs under the section titled “2022 Bonuses” below.

(6)	Amounts represent Company matching contributions under our 401(k) plan.
(7)	Mr. McCreight commenced employment with us in April 2021 and transitioned to the role of Executive Chairman as part of a leadership succession plan, effective March 6, 2023.
(8)	Ms. Landsem was appointed Chief Executive Officer, effective March 6, 2023.
(9)
Amount represents the stock award income reported on Mr. McCreight’s 2022 IRS Form W-2 related to the vesting of RSUs associated with the special compensation award (described under the section titled “Employment Agreements” below).

(10)
Amount excludes the aggregate grant date fair value of Mr. McCreight’s RSU Award and Additional RSU Award under the Executive Chairman Employment Agreement (described under the section titled “Employment Agreements” below), the former of which was not legally granted to Mr. McCreight until March 2023 and the latter of which will only be legally granted to Mr. McCreight if his term under the Executive Chairman Employment Agreement is extended for one additional six-month period.

(11)
Amounts represent the stock award income reported on Ms. Landsem’s and Mr. Vos’s 2022 IRS Form W-2s related to the vesting of certain of their RSUs associated with the IPO (described under the section titled “IPO-Related Restricted Stock Units”).

(12)
Amount excludes the aggregate grant date fair value of the stock options (described under the section titled “Employment Agreements” below), which was a one-time grant to Mr. McCreight related to our IPO and not otherwise part of our regular executive compensation program.

Narrative to Summary and Supplemental Compensation Tables
2022 Salaries
Our NEOs receive a base salary to compensate them for services rendered to our Company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. The base salaries of our NEOs are reviewed from time to time and adjusted when our Compensation Committee determines an adjustment is appropriate.
In fiscal year 2022, Mr. McCreight’s annual base salary was $1,000,000. Ms. Landsem’s and Mr. Vos’s annual base salaries were increased from $440,000 to $470,000 in March 2022.
2022 Bonuses
We maintain an annual performance-based cash bonus program in which Ms. Landsem and Mr. Vos participated in 2022. The 2022 annual bonuses for Ms. Landsem and Mr. Vos were targeted at 60% of their respective base salaries.
Our corporate performance objectives under our 2022 bonus plan included achievement of certain EBITDA goals. Following its review and determinations of corporate performance for 2022, our Compensation Committee and Board of Directors determined that the corporate goals were not achieved at the minimum performance level and as a result no cash bonuses were paid to the NEOs for 2022.
Mr. McCreight did not participate in our performance-based bonus program for 2022, and was paid a $1.0 million cash bonus in March 2023 for fiscal year 2022 pursuant to the terms of his Pre-IPO Employment Agreement. Mr. McCreight is not eligible for bonuses under his Executive Chairman Employment Agreement.
Equity-Based Compensation
In connection with our initial public offering in November 2021, we adopted the Lulu’s Fashion Lounge Holdings, Inc. Omnibus Equity Plan (“the Omnibus Equity Plan”) and the Lulu’s Fashion Lounge Holdings, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”). In connection with the adoption of the Omnibus Equity Plan, we ceased granting awards under our 2021 Plan.
Restricted Shares
Before the completion of our initial public offering, we had granted Class P Units of the LP to Ms. Landsem and Mr. Vos in recognition of their service to us and to align their interests with the interests of our stockholders. Immediately before the completion of our initial public offering, the LP liquidated and the unit holders of the LP (including Ms. Landsem and Mr. Vos) received shares of our common stock in exchange for their LP units. Any such shares of common stock received in respect of unvested Class P Units of the LP (referred to as “restricted shares”) are subject to vesting and a risk of forfeiture to the same extent as the corresponding Class P Units.
Pursuant to amendments made to their Class P Unit agreements in October 2021, the vesting of all restricted shares held by Ms. Landsem and Mr. Vos fully accelerated on the first anniversary of our initial public offering.
Mr. McCreight's Equity Awards under Pre-IPO Employment Agreement
Upon commencement of his employment with us pursuant to the Pre-IPO Employment Agreement, we granted Mr. McCreight the following awards under our 2021 Equity Incentive Plan (the “2021 Plan”): (i) options to purchase 322,793 shares of our common stock and (ii) two special compensation awards.
Options
The options have a term of ten years and an exercise price of $11.35 per share. On February 13, 2023, Mr. McCreight voluntarily forfeited 161,396 unvested stock options of the Company. Additionally, on February 13, 2023, the Company and Mr. McCreight entered into the First Amendment to Lulu’s Fashion Lounge Holdings, Inc. 2021 Equity Incentive Plan Stock Option Agreement that extends the post-termination exercise period of 161,397 vested stock options from 90 days to three (3) years from a termination of service other than for cause, death or disability.

Restricted Stock Units
Pursuant to his Pre-IPO Employment Agreement (as defined under the section titled “Employment Agreements” below), Mr. McCreight was granted two special compensation awards on April 14, 2021 of 208,914 RSUs which vested on March 31, 2022 and 208,914 RSUs which vested on March 31, 2023. Additionally, on January 4, 2022, Mr. McCreight received 25,874 RSUs, which vested upon the grant date. These were one-time grants to Mr. McCreight related to our IPO and not otherwise part of our regular executive compensation program.
Mr. McCreight's Equity Awards under Executive Chairman Employment Agreement
Under the terms of the Executive Chairman Employment Agreement, for his $2 million RSU Award Mr. McCreight received 836,820 RSUs pursuant to the terms and requirements of the Omnibus Equity Plan and Restricted Stock Unit Award Agreement. The grant date fair value of the RSU awards in the Stock Awards column of the Summary Compensation Table above reflects the monetary value of the $2 million RSU Award and the $1 million Additional RSU Award (both as described under the section titled “Employment Agreements” below). The RSUs have a grant date of November 11, 2022 for accounting purposes in accordance with FASB ASC Topic 718. The date the number of RSUs subject to the $2 million RSU Award became determinable under the terms of the Executive Chairman Employment Agreement was March 17, 2023. The $1 million Additional RSU Award will only be granted to Mr. McCreight if his term under the Executive Chairman Employment Agreement is extended for one additional six-month period. Mr. McCreight is not entitled to receive any other equity awards other than the $2 million RSU Award and the $1 million Additional RSU Award (if his term is extended) under the terms of the Executive Chairman Employment Agreement.
Ms. Landsem’s and Mr. Vos’s IPO-Related Restricted Stock Units
On January 4, 2022, Ms. Landsem and Mr. Vos received 488,722 RSUs and 488,724 RSUs, respectively, which vest in eight equal quarterly installments commencing on April 3, 2022. These grants were related to the successful completion of the Company’s IPO and are not otherwise part of our regular executive compensation program.
Other Elements of Compensation
Retirement Savings and Health and Welfare Benefits
The Company currently maintains a 401(k) retirement savings plan for our employees, including our NEOs, who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Company matches 100% of each participating employee’s deferral up to a maximum of 4% of eligible compensation. The Company may make additional discretionary matching contributions up to 6% of eligible compensation. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies.
All of our full-time employees, including our NEOs, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits; medical and dependent care flexible spending accounts; short-term and long-term disability insurance; and life and AD&D insurance.
Perquisites and Other Personal Benefits
We provide limited perquisites to our NEOs when our Board, with input from the Compensation Committee determines that such perquisites are necessary or advisable to fairly compensate or incentivize our employees. In fiscal 2022, we provided products discounts to our NEOs on the same basis as all of our full-time employees. In fiscal 2022, we did not provide any perquisites or other personal benefits to our NEOs not otherwise made available to our other employees.

Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the equity awards held by our NEOs as of fiscal 2022 year-end.
		Option Awards				Stock Awards(1)
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)(3)
David McCreight	3/31/2023(4)	161,397(5)	161,396(6)	11.35	4/19/2031	—	—
				—	—	208,914(7)	524,374
Crystal Landsem	4/3/2022(8)	—	—	—	—	244,362	613,349
Mark Vos	4/3/2022(8)	—	—	—	—	244,364	613,354
(1)
For Mr. McCreight, represents the right to be issued shares of our common stock (the “special compensation awards”) and restricted stock units. For Ms. Landsem and Mr. Vos, represents restricted shares received upon liquidation of the LP in exchange for Class P Units of the LP and restricted stock units.

(2)
Excludes RSUs granted for accounting purposes under FASB ASC Topic 718 in connection with Mr. McCreight’s RSU Award and Additional RSU award per the terms of the Executive Chairman Employment Agreement as only the monetary value was determinable as of January 1, 2023. The number of RSUs in connection with the award was not determinable until March 17, 2023.

(3)	Amount determined by multiplying the number of shares by $2.51, the closing price of our common stock at fiscal 2022 year end.
(4)
Option vests as to 1/12th of the underlying shares on each monthly anniversary of the vesting commencement date, subject to continued service with us. Upon completion of our initial public offering, the option became vested and exercisable as to 161,397 of the underlying shares. If we undergo a change in control, the option will fully vest.

(5)
On February 13, 2023, the Company and Mr. McCreight entered into a First Amendment to Lulu’s Fashion Lounge Holdings, Inc. 2021 Equity Incentive Plan Stock Option Agreement that extends the post-termination exercise period of 161,397 vested stock options from 90 days to three (3) years from a termination of service other than for cause, death and disability.

(6)	On February 13, 2023, Mr. McCreight voluntarily forfeited 161,396 unvested stock options.
(7)	208,914 of the shares became issuable on March 31, 2022 and the remaining 208,914 shares became issuable on March 31, 2023.
(8)	The restricted stock units vest in eight equal quarterly installments commencing on April 3, 2022, subject to continued service with us.
Executive Compensation Arrangements
Employment Agreements
Mr. McCreight’s Pre-IPO Employment Agreement
We and our indirect, wholly-owned subsidiary Lulu’s Fashion Lounge, LLC entered into an employment agreement with Mr. McCreight on April 15, 2021, which set forth the terms and conditions of his employment as our Chief Executive Officer (the “Pre-IPO Employment Agreement”). The Pre-IPO Employment Agreement provided for an initial two-year term of employment with automatic one-year extensions thereafter unless we or Mr. McCreight provided the other with at least 60 days prior written notice not to extend. The Pre-IPO Employment Agreement also provided for an annual base salary at the rate of $1 million per year, eligibility to participate in our health and welfare benefit programs available for senior management employees, and four weeks of paid vacation per calendar year (including 2021). Additionally, Mr. McCreight was entitled to annual cash bonus payments of $1 million for each of fiscal years 2021 and 2022 and was eligible for a performance-based bonus for subsequent fiscal years based on our annual incentive plan to be administered by our Board of Directors and/or Compensation Committee at a target amount of $1 million.
Mr. McCreight’s Pre-IPO Employment Agreement provided for the grant of an initial stock option and two special compensation equity awards, described above under the section titled “Equity-Based Compensation.” The Pre-IPO Employment Agreement also provided that, if, in connection with a Listing Event, shares of our Series A Preferred Stock convert into shares of our common stock on a greater than one-to-one basis (any such additional number of shares into which the Series A Preferred Stock convert on a greater than one-to-one basis, “Surplus Common Shares”) our Board of Directors would in good faith structure a grant to Mr. McCreight, expected to be in the form of shares of our restricted common stock or restricted stock units (“RSUs”) (each of which represents the right to receive one share of our common stock), with an aggregate value that is designed to approximate the “spread value” of options to purchase a number of shares of our common stock equal to 1.5% of the Surplus Common Shares, where the spread is calculated based on the offering price and an $11.35 exercise price. Based upon the initial offering price of $16.00 per share in our initial public offering, Mr. McCreight was granted 25,874 fully vested RSUs (representing the first half of the award) on January 4, 2022 and was granted 25,873 RSUs (representing the second half of the award) on March 5, 2023, which will vest in 12 equal installments from April 30, 2023 through March 31, 2024.
In the event Mr. McCreight was terminated by us without Cause under the Pre-IPO Employment Agreement, including due to our non-renewal of employment agreement, or resigns for Good Reason (each, as defined in the employment agreement and summarized below), Mr. McCreight would be entitled to the following severance benefits (subject to his timely execution and non-revocation of a general release of claims in our favor): (i) a lump sum cash payment equal to his then-current annual base salary, (ii) COBRA premium reimbursements for 12 months following termination, (iii) any then-unpaid special compensation award(s) payable in fully vested shares of our common stock, and (iv) if termination occurred on or after April 15, 2022, 100% vesting of any then-unvested options.
In addition to standard confidentiality, intellectual property, and non-disclosure restrictions under the Pre-IPO Employment Agreement, Mr. McCreight was bound by an employee and independent contractor non-solicitation covenant that applies during employment and for 24 months following termination and a non-competition covenant that applies during employment and for 12 months following termination. The Pre-IPO Employment Agreement also provided, however, that if Mr. McCreight became a resident of California, the non-competition covenant and the no-hire provision of the non-solicitation covenant will cease to apply.
For purposes of the Pre-IPO Employment Agreement:
•
“Cause” is generally defined to mean, subject to certain notice and cure rights: (i) the material failure by Mr. McCreight to reasonably and substantially perform his duties under the employment agreement (other than as a result of physical or mental illness or injury) or to comply with a lawful directive or order of the Board of Directors; (ii) willful misconduct or gross negligence in the performance of his duties;

•
breach of fiduciary duty or duty of loyalty to any member of the Company; (iv) engagement in fraud, embezzlement, or any other act of material dishonesty; (v) commission of any felony or other serious crime involving moral turpitude; (vi) material breach of his obligations under any agreement between him and any member of the Company; (vii) material breach of the Company’s material written policies or procedures (other than policies related to sexual harassment, sexual misconduct, or sex-based discrimination), or (viii) conduct that constitutes sexual harassment, sexual misconduct, or sex-based discrimination.

•	“Good Reason” is generally defined to mean, subject to certain notice requirements and cure rights:
•
prior to April 15, 2023, any reduction of or failure to pay Mr. McCreight’s base salary or annual bonus as set forth in his employment agreement, (ii) following April 15, 2023, a material decrease in his base salary (other than as part of an across-the-board base salary reduction of 10% or less applicable to all similarly-situated employees of the Company) or target bonus opportunity, (iii) a material diminution in his title, reporting structure, duties, authorities, or responsibilities (other than temporarily while physically or mentally incapacitated or as required by applicable law), (iv) a material breach by the Company of the material terms of his employment agreement, (v) requiring him to relocate to California or some other geographical location more than 45 miles from his current residence, or (vi) requiring him to materially increase the number of business travel days set forth in the agreement.

Mr. McCreight’s Executive Chairman Employment Agreement
On November 11, 2022, Lulus entered into a new employment agreement with Mr. McCreight (the “Executive Chairman Employment Agreement”), which became effective March 6, 2023 (the “Effective Date”). Below is a summary of the principal terms of the Executive Chairman Employment Agreement.
The Executive Chairman Employment Agreement provides for a one-year term (the “Initial Term”), commencing on the Effective Date, and shall be automatically extended for one additional six-month period

(the “Extension Term”) unless the Board or Mr. McCreight provides at least 60 days prior written notice that the term shall not be extended. Under the terms of the Executive Chairman Employment Agreement, Mr. McCreight will serve as the Company’s Executive Chairman, reporting to the Board. The Executive Chairman Employment Agreement provides that the base salary for Mr. McCreight will be $500,000 for the Initial Term and $250,000 for the Extension Term Additionally, under the terms of the Executive Chairman Employment Agreement, Mr. McCreight received a $2 million RSU award (the “$2 million RSU Award”) and accordingly was granted 836,829 RSUs pursuant to the terms and requirements of the Omnibus Equity Plan and Restricted Stock Unit Award Agreement (calculated based on the volume-weighted average price for the Effective Date plus the nine days following the Effective Date). The $2 million RSU Award will vest 25% on the date immediately following the last day of each calendar quarter following the Effective Date. Effective on the Extension Term (if any), Executive will be granted an additional award of RSUs, with a grant date value equaling $1.0 million, with the number of RSUs determined by the Company (calculated based on the volume-weighted average price for the ten days preceding the commencement of the Extension Term) (the “$1 million Additional RSU Award”). The $1 million Additional RSU Award will vest 50% on the date immediately following each calendar quarter that occurs following the beginning of the Extension Term.
In the event of a Change in Control (as defined in the Omnibus Equity Plan) under the Executive Chairman Employment Agreement, Mr. McCreight will receive a cash payment equal to the remaining unpaid base salary for the Initial Term or Extension Term (as applicable) to be paid within 30 days of such Change in Control, less all applicable taxes and withholdings. In the event of a Change in Control (as defined under the Omnibus Equity Plan), the $2 million RSU Award and any $1 million Additional RSU Award, including any unvested portion of such $2 million RSU Award or any $1 million Additional RSU Award, will be 100% vested upon such Change in Control. Any termination of Mr. McCreight's employment by the Company for any reason, or by Mr. McCreight for any reason, shall be communicated by a written notice of termination that indicates the specific termination provision in the Executive Chairman Employment Agreement being relied upon and specifies a termination date, which may be the date of the notice, except that in the event of a termination by Mr. McCreight without Good Reason (as defined in the Executive Chairman Employment Agreement), the termination date shall not be less than sixty (60) days after such notice, unless otherwise agreed to by the parties.
If Mr. McCreight's employment is terminated by the Company without Cause (as defined in the Executive Chairman Employment Agreement) or by Mr. McCreight with Good Reason (as defined in the Executive Chairman Employment Agreement), then subject to Mr. McCreight's continued compliance with the terms of the Executive Chairman Employment Agreement and his execution, delivery and non-revocation of a release of claims (a form of which is attached to the Executive Chairman Employment Agreement), Mr. McCreight will be entitled to the following severance: (i) an aggregate amount equal to his then-current annual base salary, payable in a lump sum; (ii) reimbursement for monthly COBRA premiums for a period of twelve (12) months after the termination date, subject to Mr. McCreight timely electing COBRA; and (iii) 100% vesting of any unvested portion of the $2 million RSU Award or $1 million Additional RSU Award.
Under the Executive Chairman Employment Agreement, Mr. McCreight is subject to restrictive covenants relating to non-solicitation, non-compete and non-disparagement. Mr. McCreight has also agreed to certain covenants regarding the confidential information of the Company and the Company's intellectual property. Under the Executive Chairman Employment Agreement, Mr. McCreight acknowledges that the Company may be entitled or required by law, the Company's Clawback Policy or the requirements of a stock exchange to recoup compensation paid to Mr. McCreight pursuant to the Executive Chairman Employment Agreement, and Mr. McCreight agrees to comply with any such request or demand for recoupment by the Company.
Ms. Landsem’s and Mr. Vos’s Original Employment Agreements
On May 12, 2022, the Company and Lulu’s Fashion Lounge, LLC entered into employment agreements with Crystal Landsem, our former Co-President and Chief Financial Officer, and Mark Vos, our President (former Co-President) and Chief Information Officer, which set forth the terms of their employment in such roles as follows.
•
Subject to earlier termination, the initial term of each agreement ends on December 31, 2023 and automatically renews for additional one year periods at the end of the then-current term unless either party elects not to renew the agreement with 60 days’ prior written notice.

•	Each executive is entitled to receive an annual base salary of $470,000, subject to increase from time to time in the discretion of the Company’s Compensation Committee.
•
Each executive is entitled to participate in Lulu’s Fashion Lounge, LLC’s annual incentive plan and eligible to earn a cash bonus thereunder for each fiscal year of the Company ending during the term of the agreement, with a target amount equal to 60% of the executive’s annual base salary.

•
In the event of the termination of the executive’s employment by the Company without “Cause” or by the executive for “Good Reason” (each as defined in the employment agreements), then subject to the executive’s continued compliance with the terms of the agreement and the executive’s execution, delivery and non-revocation of a release of claims (a form of which is attached to each agreement), the executive will be eligible to receive the following severance benefits: (i) continued payment of the executive’s then-current base salary for a period of 12 months following the termination date, subject to offset in the case of a “New Engagement” (as defined in the employment agreements); (ii) a pro-rated annual bonus for the year of termination, paid at the same time annual bonuses are paid to other Company executives; (iii) subject to the executive timely electing COBRA coverage, reimbursement for monthly COBRA premiums for a period ending on the earlier of the first anniversary of the termination date or the date on which the executive begins a New Engagement; and (iv) 100% vesting acceleration of any unvested equity awards that were held by the executive as of the date the employment agreement is entered into.

•
If the Company elects not to renew the term of the employment agreement without cause, then subject to the executive’s continued compliance with the terms of the agreement and the executive’s execution, delivery and non-revocation of a release of claims (a form of which is attached to each agreement), the executive will be eligible to receive the following severance benefits: (i) continued payment of the executive’s then-current base salary for 12 months following the termination date, subject to offset in the case of a New Engagement; and (ii) subject to the executive timely electing COBRA coverage, reimbursement for monthly COBRA premiums for a period ending on the earlier of the first anniversary of the termination date or the date on which the executive begins a New Engagement.

Ms. Landsem’s CEO Employment Agreement
On March 5, 2023, the Company entered into a new employment agreement with Ms. Landsem for her service as Chief Executive Officer (the “CEO Employment Agreement”), which became effective on March 6, 2023. Below is a summary of the principal terms of the CEO Employment Agreement.
The CEO Employment Agreement provides for a four-year term, commencing on March 6, 2023, and shall be automatically extended for additional one-year periods unless the Board or Ms. Landsem provides at least 60 days prior written notice that the term shall not be extended.
Under the terms of the CEO Employment Agreement, Ms. Landsem will serve as the Company’s Chief Executive Officer, reporting to the Board. The CEO Employment Agreement provides a base salary of $500,000, payable with the Company’s customary payroll practices.
The CEO Employment Agreement provides an annual bonus target equal to 80% of Ms. Landsem’s base salary for the 2023 fiscal year (with target amounts for fiscal years after 2023 determined by the Compensation Committee, which shall in no event be less than a target of 80% of base salary), subject to her being employed with the Company on the date that the annual bonus is paid. The actual bonus amount may be greater or less than the target bonus based on performance against bonus key performance indicators which are to be reviewed annually and recommended by the Compensation Committee and approved by the Board.
Ms. Landsem received a grant of 1,811,572 RSUs pursuant to the terms of the CEO Employment Agreement, the applicable RSU Award Agreement and the Plan, and subject to Ms. Landsem’s continued employment under the terms of the CEO Employment Agreement, which will vest in quarterly installments beginning on June 30, 2023 through December 31, 2026 as set forth in the CEO Employment Agreement.
Ms. Landsem also received a grant of 1,811,571 Performance Stock Units (“PSUs”) pursuant to the terms of the CEO Employment Agreement and the Plan, and subject to Ms. Landsem’s continued employment under the terms of the CEO Employment Agreement, which will vest as follows: (a) 603,857 PSUs will vest when both of the following have occurred (i) the Volume-Weighted Average Price (“VWAP”) of the Company's common stock over trailing ten (10) trading days equals or exceeds $7.50, and (ii) Ms. Landsem remains employed under the terms of the CEO Employment Agreement on March 5, 2024; (b) 603,857 PSUs will vest when both of the following have occurred (i) the VWAP of the Company's common stock over the trailing ten (10) trading days equals or exceeds $10.00, and (ii) Ms. Landsem remains employed under this terms of the CEO Employment Agreement on March 5, 2025; and (c) 603,857 PSUs will vest when both of the following have occurred (i) the VWAP of the Company's common stock over trailing ten (10) trading days equals or exceeds $12.50, and (ii) Ms. Landsem remains employed under the terms of the Agreement on March 5, 2026.
In the event that Ms. Landsem is terminated by the Company without Cause (as defined in the CEO Employment Agreement) or Ms. Landsem terminates for Good Reason (as defined in the CEO Employment Agreement) within (3) three months prior to or twelve (12) months following a Change in Control (as defined under the Plan), the unvested RSUs will be 100% vested upon the consummation of a Change in Control and the PSUs will be vested based on achievement of the applicable performance criteria at the time of the Change in Control (based on the per share price that an acquirer has agreed to pay for the Company's common stock) linearly interpolated between attainment levels.
With the exception of termination of Ms. Landsem's employment due to her death, any termination of Ms. Landsem's employment by the Company for any reason, or by Ms. Landsem for any reason, shall be communicated by a written notice of termination that indicates the specific termination provision in the CEO Employment Agreement being relied upon and specifies a termination date, which may be the date of the notice, except that in the event of a termination by Ms. Landsem without Good Reason, the termination date shall not be less than sixty (60) days after such notice, unless otherwise agreed to by the parties.
If Ms. Landsem's employment is terminated by the Company without Cause or by Ms. Landsem with Good Reason, then subject to Ms. Landsem's continued compliance with the terms of the CEO Employment Agreement and her execution, delivery and non-revocation of a release of claims (a form of which is attached to the CEO Employment Agreement), Ms. Landsem will be entitled to the following severance in addition to the Accrued Rights (inclusive of the Accrued Bonus) (both as defined in the CEO Employment Agreement): (i) an aggregate amount equal to her then-current annual base salary for a period of twelve (12) months following the termination date; (ii) reimbursement for monthly COBRA premiums for a period ending on the earlier of the first anniversary of the termination date or the date on which Ms. Landsem becomes eligible for medical coverage provided by a new employer, subject to Ms. Landsem timely electing COBRA; (iii) one hundred percent (100%) vesting of any unvested portion of Ms. Landsem’s Restricted Stock Unit Award, dated January 4, 2022; and (iv) any equity-based incentive award(s) that would have vested during the ninety (90) day period immediately following the date of such termination of employment shall immediately become fully vested.
Under the CEO Employment Agreement, Ms. Landsem is subject to restrictive covenants relating to non-solicitation and non-disparagement. Ms. Landsem has also agreed to certain covenants regarding the confidential information of the Company and the Company's intellectual property.
Under the CEO Employment Agreement, Ms. Landsem acknowledges that the Company may be entitled or required by law, the Company's clawback policy or the requirements of a stock exchange to recoup compensation paid to Ms. Landsem pursuant to the CEO Employment Agreement or otherwise, and Ms. Landsem agrees to comply with any such request or demand for recoupment by the Company.
Mr. Vos’s Amendment to Employment Agreement
On March 5, 2023, the Company and Mark Vos entered into an amendment to his employment agreement, which amends his employment agreement, dated May 12, 2022, primarily to reflect the change in his title to President and Chief Information Officer and effect a change to his reporting structure so that Mr. Vos will report to the Executive Chairman as of March 6, 2023.

DIRECTOR COMPENSATION
The following table sets forth information concerning the compensation earned by our non-employee directors during fiscal 2022.
Name(1)(2)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(3)	All Other Compensation ($)	Total ($)
Dara Bazzano	61,875	324,442	—	386,317
John Black	32,299	347,113	—	379,412
Evan Karp	—	—	—	—
Anisa Kumar	7,988	252,944	—	260,932
Eric Liaw	—	391,010(4)	—	391,010
Michael Mardy	77,499	332,740	—	410,239
Danielle Qi	—	—	—	—
Kira Yugay	—	—	—	—
(1)	Our non-employee directors held the following unvested equity awards as of fiscal 2022 year end:
Name	Number of RSUs
Dara Bazzano	28,047
John Black	47,746
Evan Karp	—
Anisa Kumar	43,762
Eric Liaw	35,663
Michael Mardy	28,047
Danielle Qi	—
Kira Yugay	—
(2)	Caroline Sheu is not included in this table as she did not serve as a director during fiscal 2022 and was appointed in March 2023.
(3)
The amounts reported in this column reflect the grant date fair value of awards computed in accordance with FASB ASC Topic 718 based on the closing price per share of our common stock on the grant date.

(4)	Eric Liaw elected to receive all of his annual cash retainer paid in the form of RSUs quarterly.
Non-Employee Director Compensation Program
Effective as of January 30, 2022, we adopted a non-employee director compensation program (the “Non-Employee Director Compensation Program”), pursuant to which our non-employee directors will be eligible to receive cash compensation and equity awards for service on our Board of Directors. The Non-Employee Director Compensation Program also provides for reimbursement of out-of-pocket travel and other business expenses incurred by such Non-Employee Director in the performance of their duties to the Company in accordance with the Company’s applicable expense reimbursement policies and procedures.
Under the Non-Employee Director Compensation Program, each non-employee director receives an annual cash retainer of $50,000. The members of the following committees receive additional annual cash retainers in the amounts set forth below, depending on whether the member serves as chairperson of the committee:
	Chair	Non-Chair
Audit Committee Member	$20,000	$10,000
Compensation Committee Member	$15,000	$7,500
Nominating and Corporate Governance Committee Member	$10,000	$7,500
All annual cash retainers will be paid quarterly in arrears promptly following the end of the applicable quarter, and pro-rated for partial service.

Each non-employee director may elect to receive all or a portion of their annual cash retainers in the form of RSUs. Elections to convert annual cash retainers into RSUs must generally be made on or prior to December 31 of the calendar year prior to the year in which the annual cash retainers are scheduled to be paid, or such earlier deadline as established by our Board of Directors or Compensation Committee. Each individual who was a non-employee director as of January 30, 2022 was permitted to make their initial election to convert the annual cash retainer payments scheduled to be paid in the same calendar year into RSUs, provided that the election was made no later than the 30th day following January 30, 2022. Each individual who first becomes a non-employee director is permitted to elect to convert the annual cash retainer payments scheduled to be paid in the same calendar year into RSUs, provided that the election is made on or prior to the date the individual becomes a non-employee director. RSUs granted in lieu of the annual cash retainers will be fully vested on the grant date, and the number of RSUs will be determined by dividing the amount of the cash retainers that would otherwise be paid by the average closing trading price of our common stock over the 10 consecutive trading days ending with the trading day immediately preceding the grant date.
Upon a non-employee director’s initial appointment to our Board of Directors, the director will be granted an award of a number of RSUs calculated by dividing (a) $200,000 by (b) the average closing trading price of our common stock over the 10 consecutive trading days ending with the trading day immediately preceding the grant. The initial award will vest as to one-third of the total RSUs on each anniversary of the date the non-employee director commenced service on our Board of Directors, subject to continued service with us through each applicable vesting date.
Each non-employee director who is serving immediately before and will continue serving immediately after each annual stockholder’s meeting will automatically be granted on the date of the annual stockholder’s meeting an award of a number of RSUs calculated by dividing (a) $100,000 by (b) the average closing trading price of a share of our common stock over the 10 consecutive trading days ending with the trading day immediately preceding the grant date. However, if a non-employee director is first appointed or elected on a date other than the date of an annual meeting, then such non-employee director will be granted automatically on such date of appointment or election an award of a number of RSUs calculated by dividing (a) the product of $100,000 multiplied by a fraction, the numerator of which is the number of days from the date of such appointment or election through the anticipated date of the first annual meeting following such appointment or election, and the denominator of which is 365, by (b) the average closing trading price of our common stock over the ten consecutive trading days ending with the trading day immediately preceding the grant date. Each annual award will fully vest on the earlier of (i) the first anniversary of the grant date, and (ii) immediately before our annual stockholder’s meeting following the grant date, subject to continued service with us through the applicable vesting date.
Each initial award and annual award of RSUs, along with any other equity-based awards held by any non-employee director, will fully vest immediately before a change in control of the Company.
Prior to the adoption of the Non-Employee Director Compensation Program, we paid our non-employee directors who were not associated with our institutional investors an annual cash retainer of $120,000 (earned in monthly installments) for their service as a member of our Board of Directors.

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes securities available under our equity compensation plans as of January 1, 2023. Our Omnibus Equity Plan and our Employee Stock Purchase Plan (“ESPP”) are our only equity plans available for the grant of new equity awards.
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	1,868,381(2)	11.35(3)	4,384,342(4)(5)(6)
Equity compensation plans not approved by security holders	—	—	—
Total	1,868,381	11.35	4,384,342
(1)	Consists of the 2021 Plan, the Omnibus Equity Plan and the ESPP.
(2)
Represents 208,914 shares of common stock subject to special compensation award outstanding under the 2021 Plan, 322,793 shares of common stock subject to options outstanding under the 2021 Plan and 1,336,674 shares of common stock subject to restricted stock units outstanding under the Omnibus Equity Plan.

(3)
Represents the weighted-average exercise price of options outstanding under the 2021 Plan. Does not take into account special compensation awards outstanding under the 2021 Plan or restricted stock units outstanding under the Omnibus Equity Plan, which have no exercise price.

(4)	Consists of 3,256,328 shares of common stock reserved for issuance under the Omnibus Equity Plan, and 1,128,014 shares of common stock reserved for issuance under the ESPP.
(5)
To the extent outstanding awards under the 2021 Plan are forfeited or lapse unexercised, the shares of common stock subject to such awards will be available for issuance under the Omnibus Equity Plan. The number of shares of common stock reserved for issuance under the Omnibus Equity Plan will automatically increase on the first day of each fiscal year, starting in 2022 and continuing through 2031, equal to the lesser of (a) 4% of the total number of shares of our common stock outstanding on the last day of the immediately preceding fiscal year; and (b) such smaller number of shares as determined by our Board of Directors.

(6)
The number of shares of common stock reserved for issuance under the ESPP will automatically increase on the first day of each fiscal year, starting in 2022 and continuing through 2031, equal to the lesser of (a) 1% of the total number of shares of our common stock outstanding on the last day of the immediately preceding fiscal year; and (b) such smaller number of shares as determined by our Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to holdings of our common stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our common stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors and executive officers as a group as of April 19, 2023, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 39,727,452 shares of common stock outstanding as of April 19, 2023. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 19, 2023 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed below is 195 Humboldt Avenue, Chico, California 95928. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.
Stockholder	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders
Entities affiliated with H.I.G.(1)	13,791,895	34.7%
Entities affiliated with Institutional Venture Partners(2)	7,518,342	18.9%
Canada Pension Plan Investment Board(3)	7,500,000	18.9%
Principal Global Investors, LLC(4)	2,033,112	5.1%
Named Executive Officers and Directors
David McCreight(5)	692,543	1.7%
Crystal Landsem(6)	561,385	1.4%
Mark Vos(7)	561,523	1.4%
Dara Bazzano(8)	17,228	*
John Black(9)	15,172	*
Evan Karp(10)	—	—
Anisa Kumar(11)	9,921	*
Eric Liaw(12)	22,914	*
Michael Mardy(13)	30,086	*
Danielle Qi(10)	—	—
Kira Yugay(10)	—	—
Caroline Sheu(14)	10,107	*
All executive officers and directors as a group (13 persons)(15)	1,934,784	4.9%
*	Less than one percent.
(1)
Based on a Schedule 13G filed with the SEC on February 14, 2022 and information available to the Company. Consists of 13,791,895 shares of common stock held by H.I.G. Growth Partners—Lulu’s, L.P. H.I.G.-GPII, Inc. is the sole general partner of H.I.G. Growth Partners—Lulu’s, L.P., and has sole voting and dispositive power with respect to the shares held by H.I.G. Growth Partners—Lulu’s, L.P. H.I.G.-GPII, Inc. disclaims beneficial ownership of such securities except to the extent of its pecuniary interest therein. Sami Mnaymneh and Anthony Tamer, the directors of H.I.G.-GPII, Inc., have shared voting and dispositive power with respect to the shares held by H.I.G. Growth Partners—Lulu’s, L.P. Messrs. Mnaymneh and Tamer may be deemed to be indirect beneficial owners of the reported securities, but disclaim beneficial ownership in the securities, except to the extent of any pecuniary interest in such securities. The address of each entity affiliated with by H.I.G. Growth Partners—Lulu’s, L.P. is 1450 Brickell Avenue, 31st floor, Miami, FL 33131.

(2)
Based on a Schedule 13G filed with the SEC on February 15, 2023 and information available to the Company. Consists of (a) 3,730,160 shares of common stock held by Institutional Venture Partners XV, L.P.; (b) 19,843 shares of common stock held by Institutional Venture Partners XV Executive Fund, L.P.; (c) 13,863 shares held by Institutional Venture Management XV, LLC; (d) 3,749,997 shares of common stock held by Institutional Venture Partners XVI, L.P.; and (e) 4,479 shares of common stock held by Institutional Venture Management XVI, LLC. Pursuant to the limited partnership agreements between (i) Institutional Venture Partners XV, L.P. and Institutional Venture Management XV, LLC, (ii) Institutional Venture Partners XV Executive Fund, L.P. and Institutional Venture Management XV, LLC, and (iii) Institutional Venture Partners XVI, L.P. and Institutional Venture Management XVI, LLC, Institutional Venture Management XV, LLC and Institutional Venture Management XVI, LLC hold sole voting and dispositive power over shares of common stock held by Mr. Liaw. Institutional Venture Management XV, LLC is the general partner of Institutional Venture Partners XV, L.P. and Institutional Venture Partners XV Executive Fund, L.P., and Institutional Venture Management XVI, LLC is the general partner of Institutional Venture Partners XVI, L.P. Todd C. Chaffee, Somesh Dash, Norman A. Fogelsong, Stephen J. Harrick, Eric Liaw, Jules A. Maltz, J. Sanford Miller and Dennis B. Phelps are the managing directors of Institutional Venture Management XV, LLC and Institutional Venture Management XVI, LLC and may be deemed to share voting and dispositive power over the shares held by Institutional Venture Partners XV, L.P., Institutional Venture Partners XV Executive Fund, L.P. and Institutional Venture Partners XVI, L.P. but disclaim beneficial ownership in the securities, except to the extent of any pecuniary interest in such securities. The address for each of these entities is 3000 Sand Hill Road, Bldg. 2, Suite 250 Menlo Park, California 94025.

(3)
Based on a Schedule 13G filed with the SEC on February 14, 2022 and information available to the Company. Consists of 7,500,000 shares of common stock held by Canada Pension Plan Investment Board (“CPPIB”). None of the members of the board of directors of CPPIB has sole voting or dispositive power with respect to the shares of common stock beneficially owned by CPPIB. The address for CPPIB is One Queen Street East, Suite 2500, Toronto, Ontario, M5C 2W5, Canada.

(4)
Based on a Schedule 13G filed with the SEC on February 15, 2023 and information available to the Company. Consists of 2,033,112 shares of common stock held by Principal Global Investors, LLC and Principal Global Investors, LLC may be deemed to share voting and dispositive power over the shares with Jill Hittner, Chief Financial Officer of Principal Global Investors, LLC. The address for Principal Global Investors, LLC is 801 Grand Avenue, Des Moines, Iowa 50392.

(5)
Includes 4,312 RSUs that will vest within 60 days of April 19, 2023 and options to purchase 161,397 shares of common stock that are currently exercisable. The options have a term of ten years and an exercise price of $11.35 per share. On February 13, 2023, Mr. McCreight voluntary forfeited 161,396 unvested stock options.

(6)	Ms. Landsem may be deemed the beneficial owner of Mr. Vos’s shares of common stock reported in footnote (7), but disclaims beneficial ownership in the securities.
(7)	Mr. Vos may be deemed the beneficial owner of Ms. Landsem’s shares of common stock reported in footnote (6), but disclaims beneficial ownership in the securities.
(8)	Includes 5,650 RSUs that will vest within 60 days of April 19, 2023.
(9)	Includes 15,172 RSUs that will vest within 60 days of April 19, 2023.
(10)
Mr. Karp, and Mses. Qi and Yugay, as members of our Board of Directors and agents of entities affiliated with H.I.G. Growth Partners—Lulu’s, L.P., may be deemed to share voting and investment power with regard to the shares held directly by H.I.G. Growth Partners—Lulu’s, L.P., but disclaim beneficial ownership in the securities, except to the extent of any pecuniary interest in such securities.

(11)	Consists of 9,921 RSUs that will vest within 60 days of April 19, 2023.
(12)
Mr. Liaw, a member of our Board of Directors, is a general partner of Institutional Venture Partners and, therefore, may be deemed to share voting and investment power with regard to the shares held directly by Institutional Venture Partners XV, L.P., Institutional Venture Partners XV Executive Fund, L.P. and Institutional Venture Partners XVI, L.P., as described in footnote (2) above, but disclaims beneficial ownership in the securities, except to the extent of any pecuniary interest in the securities. Includes 5,650 RSUs that will vest within 60 days of April 19, 2023.

(13)	Includes 5,650 RSUs that will vest within 60 days of April 19, 2023.
(14)	Consists of 8,657 RSUs that will vest within 60 days of April 19, 2023.
(15)
Consists of 1,718,375 shares of common stock, 161,397 options to purchase common stock that are currently exercisable or that will become exercisable within 60 days of April 19, 2023, and 55,012 RSUs that will vest within 60 days of April 19, 2023.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, officers (as defined under Rule 16a-1(f) under the Exchange Act) and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. To our knowledge, based solely on our review of the copies of such forms filed with the SEC and upon written representations of the Reporting Persons received by us, we believe that there has been one late Form 4 for David McCreight with respect to a transaction on November 29, 2021. The transactions disclosed in this Form 4, filed on April 4, 2022, were previously disclosed in the Company’s final prospectus filed with the SEC on November 12, 2021. This Form 4 was inadvertently not filed following the determination of the number of corresponding shares of common stock on November 29, 2021. In addition, we believe that there has been one Form 4 inadvertently filed late for each of Crystal Landsem and Mark Vos reporting one transaction, each of which was filed immediately upon such finding.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
Our Board of Directors has adopted a written Related Person Transaction Policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our legal team is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our legal team determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our General Counsel, or her designee, is required to present to the Audit Committee all relevant known facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant known facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party, whether the transaction arose in the ordinary course of business, and the extent of the related person’s interest in the transaction, taking into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock, or any member of the immediate family of any of the foregoing persons, since January 4, 2021, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation” and “Director Compensation.”
Preferred Stock Financings
The Series B Redeemable Preferred Stock (the “Series B Preferred Stock”) and Series B-1 Redeemable Preferred Stock (the “Series B-1 Preferred Stock”) described below were redeemed and extinguished upon the closing of our initial public offering.
Series B Preferred Stock Financing.
In June 2020, we sold an aggregate of 7,500,001 shares of Series B Preferred Stock at a purchase price of $1.00 per share, for an aggregate purchase price of $7.5 million and incurred issuance costs associated with the issuance of $0.2 million. The following table summarizes purchases of our Series B Preferred Stock by related persons:
Stockholder	Shares of Series B	Total Series B Preferred Stock
Institutional Venture Partners XV, L.P.	207,232	$207,232
Institutional Venture Partners XV Executive Fund, L.P.	1,102	$1,102
Institutional Venture Partners XVI, L.P.	208,383	$208,383
Canada Pension Plan Investment Board	416,667	$416,667
LFL Acquisition Corp.	5,000,000	$5,000,000
H.I.G.-GPII, Inc.	1,666,667	$1,666,667

In connection with the issuance of our Series B Preferred Stock, we incurred an equity-based compensation expense of $8.6 million.
Series B-1 Preferred Stock Financing.
In March 2021, we sold an aggregate of 1,450,000 shares of our Series B-1 Preferred Stock at a purchase price of $1.00 per share, for an aggregate purchase price of $1.45 million. In connection with the Series B-1 offering, we filed an amended and restated certificate of incorporation, which authorized the issuance of up to 2,500,000 shares of Series B-1 Preferred Stock with the same rights, preferences and privileges of the original Series B Preferred Stock and increased the authorized shares of common stock to 24,000,000.
The following table summarizes purchases of our Series B-1 Preferred Stock by related persons:
Stockholder	Shares of Series B-1 Preferred Stock	Total Series B-1 Preferred Stock Purchase Price
Mark Vos	600,000	$600,000
Crystal Landsem	400,000	$400,000
In connection with the issuance of our Series B-1 Preferred Stock, we incurred equity-based compensation expense of $1.5 million.
Professional Services Agreement
We entered into a professional services agreement (the “Professional Services Agreement”) with our H.I.G. Capital and certain of the IVP Holdcos on July 25, 2014, whereby H.I.G. Capital and certain of the IVP Holdcos agreed to provide us with certain management services and consulting services.
Pursuant to the Professional Services Agreement, we paid management and consulting fees of $0.4 million to H.I.G Capital and $0.3 million to the IVP Holdcos in 2021. The Professional Services Agreement terminated upon the consummation of our initial public offering and all outstanding fees due pursuant to it were settled at such time.
Investor Rights Agreement
On April 12, 2018, we entered into an Investors’ Rights Agreement with the LP, H.I.G.-GPII, Inc., LFL Acquisition Corp., Institutional Venture Partners XVI, L.P., Institutional Venture Partners XV, L.P., Institutional Venture Partners XV Executive Fund, L.P., Canada Pension Plan Investment Board, (the “Investors’ Rights Agreement”), pursuant to which such investors have certain demand registration rights, short-form registration rights and piggyback registration rights in respect of any shares of common stock or common stock issuable or issued upon conversion of the Series A Preferred Stock and related indemnification rights from us, subject to customary restrictions and exceptions. All fees, costs and expenses of registrations, other than underwriting discounts and commissions, are expected to be borne by us.
Stockholders Agreement
In connection with our initial public offering, on November 10, 2021, we entered into the Stockholders Agreement pursuant to which H.I.G. Growth Partners is entitled to designate for nomination by the Board: up to four directors at any time if at any time it owns in the aggregate 30% or more of all issued and outstanding shares of common stock; up to three directors if at any time it owns in the aggregate 20% or more of all issued and outstanding shares of common stock; up to two directors if it any time it owns in the aggregate 10% or more of all issued and outstanding shares of common stock; and one director if it owns less than 10% of common stock but at least 5% or more of all issued and outstanding shares of common stock. IVP Holdcos are entitled to designate for nomination by the Board one director from time to time if at any time it owns in the aggregate 10% or more of all issued and outstanding common stock. In addition, H.I.G. Growth Partners, the IVP Holdcos and CPPIB agree to vote, or cause to be voted, all outstanding shares of common stock beneficially owned by them (or any of their “Permitted Transferees” as defined in the Stockholders Agreement) at any annual or special meeting of stockholders of the Company at which directors are to be elected or removed to take all “Necessary Action” (as defined in the Stockholders Agreement) in their capacity as stockholders of the Company to cause the election or removal of their respective designees as directors. For more information, see “Corporate Governance—Stockholders Agreement.”
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. We have obtained an insurance policy that insures our directors and officers against certain liabilities, including liabilities arising under applicable securities laws.

STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2024 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Corporate Secretary at our offices at 195 Humboldt Avenue, Chico, California 95928 in writing no later than January 2, 2024.
Stockholders intending to present a proposal at the 2024 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Corporate Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2024 Annual Meeting of Stockholders no earlier than February 14, 2024 and no later than March 15, 2024. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Corporate Secretary. In the event that the date of the 2024 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 13, 2024, then our Corporate Secretary must receive such written notice not earlier than the 120th day prior to the 2024 Annual Meeting and not later than the 90th day prior to the 2024 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. In addition to satisfying the requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19(b) under the Exchange Act, including a statement that such person intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote in the election of directors in support of director nominees other than the Company’s nominees.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
OTHER MATTERS
Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov or our from our Investor Relations website at investors.lulus.com.

LULUS’ ANNUAL REPORT ON FORM 10-K
A copy of Lulus’ Annual Report on Form 10-K for the fiscal year ended January 1, 2023, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record as of April 19, 2023 without charge upon written request addressed to:
Lulu’s Fashion Lounge Holdings, Inc.
Attention: Corporate Secretary
195 Humboldt Avenue
Chico, California 95928
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended January 1, 2023 at investors.lulus.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors

Naomi Beckman-Straus
General Counsel and Corporate Secretary
Chico, California
May 1, 2023

ANNEX A

ADDITIONAL INFORMATION REGARDING PROPOSAL 3
Description of the Lulu's Fashion Lounge Holdings, Inc. Omnibus Equity Plan
The following is a description of certain important features of the Omnibus Equity Plan, the full text of which, as proposed to be amended by Proposal 3, is included in this Annex A. This summary is qualiﬁed in its entirety by reference to the First Amendment to the Omnibus Equity Plan and the Omnibus Equity Plan. Defined terms used herein that are not otherwise defined herein are defined in the Omnibus Equity Plan.
General. The Omnibus Equity Plan became effective on November 9, 2021. No Incentive Stock Option may be granted after the tenth anniversary of the earlier of (i) the date the Plan was approved by the Board; and (ii) the date the Plan was approved by the Company's stockholders. The Omnibus Equity Plan provides for various types of awards denominated in shares of Company common stock to Company employees, consultants, and directors. The purpose of the Omnibus Equity Plan is to enhance the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities.
Administration. The Administrator of the Omnibus Equity Plan means the Board or a Board Committee to the extent that the Board's powers or authority under the Omnibus Equity Plan have been delegated to such Board Committee. With reference to the Board's or a Committee's powers or authority under the Omnibus Equity Plan that have been delegated to one or more officers pursuant to Section 4.2 of the Omnibus Equity Plan, the term “Administrator” shall refer to such officer(s) unless and until such delegation has been revoked. The Omnibus Equity Plan is currently administered by the Compensation Committee. All members of such Committee must satisfy the requirements for independence of SEC Rule 16b-3 and remain qualiﬁed as ”outside directors“ within the meaning of Section 162(m) of the Internal Revenue Code.
Eligibility. Company employees, consultants and directors are eligible to receive awards under the Omnibus Equity Plan. As of January 1, 2023, approximately 800 persons were eligible to participate in the Omnibus Equity Plan. However, participation is discretionary - awards are subject to approval by the Compensation Committee. In fiscal year 2022, awards were made under the Omnibus Equity Plan to five current non-employee Directors, four current executive ofﬁcers, and approximately sixty employees worldwide.
Shares subject to the Omnibus Equity Plan. Shares of Company common stock issued in connection with awards under the Omnibus Equity Plan may be shares that are authorized but unissued shares, shares purchased on the open market or treasury shares. The initial share authorization allowed the Company to issue awards up to the Overall Share Limit consisting of the sum of (i) 3,719,000 shares; (ii) any shares that are subject to Prior Plan Awards (as defined in the Omnibus Equity Plan) that become available for issuance under the Omnibus Equity Plan pursuant to Article V; and (iii) an annual increase on the first day of each fiscal year beginning in 2022 and ending in 2031, equal to the lesser of (A) 4% of the shares outstanding on the last day of the immediately preceding fiscal year; and (B) such smaller number of shares as determined by the Board or the Committee. The proposed amendment to the Omnibus Equity Plan would increase the authorized number of shares available for grant by 2,000,000. The amendment would become effective on June 13, 2023, if approved by stockholders at the Annual Meeting.
If all or any part of an Award or Prior Plan Award expires, lapses or is terminated, converted into an award in respect of shares of another entity in connection with a spin-off or other similar event, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award or Prior Plan Award at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award or Prior Plan Award, the unused Shares covered by the Award or Prior Plan Award will, as applicable, become or again be available for Awards under the Omnibus Equity Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards or Prior Plan Awards shall not count against the Overall Share Limit.
In addition, the following Shares shall be available for future grants of Awards: (i) Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option or any stock option granted under the Prior Plan; (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award or any Prior Plan Award; and (iii) Shares subject to a

Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof. Notwithstanding the provisions of Section 5.2(b) of the Omnibus Equity Plan, no Shares may again be optioned, granted or awarded pursuant to an Incentive Stock Option if such action would cause such Option to fail to qualify as an incentive stock option under Section 422 of the Code.
The closing price of a share of Company common stock on April 28, 2023, the last trading day prior to this filing, was $2.25.
Limits on awards. There are no limits on the class or classes of Participants to which awards may be granted under the Omnibus Equity Plan. However, the Omnibus Equity Plan provides for certain annual limits to the number of shares that may be granted pursuant to certain types of awards to individual Directors. Awards to an individual Director in a calendar year (including awards made at the election of a Director in lieu of his or her cash retainer) may not exceed $1,500,000 in value, as determined as of the date of each award. For all eligible Participants, the number of shares of common stock that may be issued pursuant to the exercise of incentive stock options may not exceed 18,500,000 shares of common stock.
Types of awards. The following types of awards may be made under the Omnibus Equity Plan. All of the awards described below are subject to the terms, conditions, restrictions, and limitations determined by the Compensation Committee subject to the terms of the Omnibus Equity Plan, including the award limits described above.
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Stock options. An award of a stock option under the Omnibus Equity Plan grants a Participant the right to purchase a speciﬁed number of shares of Company common stock during a speciﬁed term in the future, after a vesting period, at an exercise price equal to at least 100% of the ”fair market value“ (see below), except for Substitute Awards (as defined in the Omnibus Equity Plan) of Company common stock on the grant date. The term of a stock option may not exceed 10 years from the date of grant. An option granted under the Omnibus Equity Plan may be exercised by any method permitted by the Compensation Committee from time to time, including but not limited to “net exercise” or other “cashless” exercise methods, a surrender of shares, delivery of a promissory note or any other lawful consideration, or any combination of the above.

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Stock appreciation rights (SARs). A SAR, upon exercise, entitles the Participant to receive an amount equal to the excess of the fair market value of a specified number of shares of Company common stock on the date the right is exercised over the exercise price set forth in the applicable award agreement.

��	Deﬁnition of “fair market value.”
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“Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) if the Common Stock is listed on any established stock exchange, the value of a Share will be the closing sales price for a Share as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (ii) if the Common Stock is not listed on an established stock exchange but is quoted on a national market or other quotation system, the value of a Share will be the closing sales price for a Share on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (iii) if the Common Stock is not listed on any established stock exchange or quoted on a national market or other quotation system, the value established by the Administrator in its sole discretion. Notwithstanding the foregoing, with respect to any Award granted on or after the effectiveness of the Company's registration statement relating to its initial public offering and prior to the Public Trading Date, the Fair Market Value means the initial public offering price of a Share as set forth in the Company's final prospectus relating to its initial public offering filed with the Securities and Exchange Commission.

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Restricted stock. A restricted stock award is an award of outstanding shares of Company common stock that does not vest until vesting conditions, as determined by the Compensation Committee, are satisﬁed and which will be forfeited if conditions to vesting are not met.

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Restricted stock units. A restricted stock unit award is an award of an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.

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Performance stock units. Each Performance Stock Unit award shall be denominated in a number of Shares or in unit equivalents of Shares or units of value (including a dollar value of Shares) and may be linked to any one or more of performance or other specific criteria, including service to the Company or Subsidiaries, determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator may consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

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Performance bonus awards. Each performance bonus award is a right to receive a bonus granted under the Omnibus Equity Plan and shall be denominated in the form of cash (but may be payable in cash, stock or a combination thereof) and shall be payable upon the attainment of performance goals that are established by the Administrator and relate to one or more of performance or other specific criteria, including service to the Company or Subsidiaries, in each case on a specified date or dates or over any period or periods determined by the Administrator.

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Dividend Equivalents. If the Administrator provides, an Award (other than an Option or Stock Appreciation Right) may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Award with respect to which the Dividend Equivalents are granted and subject to other terms and conditions as set forth in the Award Agreement. Notwithstanding anything to the contrary herein, Dividend Equivalents with respect to an Award subject to vesting shall either (i) to the extent permitted by Applicable Law, not be paid or credited or (ii) be accumulated and subject to vesting to the same extent as the related Award. All such Dividend Equivalents shall be paid at such time as the Administrator shall specify in the applicable Award Agreement.

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Other Stock or Cash Based Awards. Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive cash or Shares to be delivered in the future and annual or other periodic or long-term cash bonus awards (whether based on specified performance criteria or otherwise), in each case subject to any conditions and limitations in the Omnibus Equity Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines. Subject to the provisions of the Omnibus Equity Plan, the Administrator will determine the terms and conditions of each Other Stock or Cash Based Award, including any purchase price, performance goal(s), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement.

Acceleration. The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.
Repricing. The Administrator shall, without the approval of the stockholders of the Company, have the authority to (a) amend any outstanding Option or Stock Appreciation Right to reduce its exercise price per Share, or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award.
Non-transferability. No Award may be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator's consent, pursuant to a DRO, unless and until such Award has been exercised or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed. Notwithstanding Section 10.1(a) of the Omnibus Equity Plan, the Administrator, in its sole discretion, may determine to permit a Participant or a Permitted Transferee of such Participant to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Nonqualified Stock Option) to any one or more Permitted Transferees of such Participant, subject to certain terms and conditions.
Adjustments. The Omnibus Equity Plan provides that the Administrator shall make appropriate equitable adjustments to the maximum number of shares available for grant under the Omnibus Equity Plan and to the annual individual award limits expressed in numbers of shares, in the event of any changes to the Company’s capital structure, including a change in the number of shares outstanding on account of any stock dividend, stock split, reverse stock split or any similar equity restructuring, or any combination or exchange of equity securities, merger, consolidation, recapitalization, or reorganization or similar transaction. In the event of any such transaction, or any extraordinary dividend, divestiture or other distribution (other than ordinary cash dividends) of assets to stockholders, the Administrator shall make appropriate equitable adjustments to the number or kind of shares subject to outstanding awards, the exercise prices of outstanding options and SARs, and to performance conditions, to the extent necessary to prevent the enlargement or diminution of Participants’ rights.
Change of control. Notwithstanding any other provision of the Omnibus Equity Plan, in the event of a Change in Control, unless the Administrator elects to (i) terminate an Award in exchange for cash, rights or property, or (ii) cause an Award to become fully exercisable and no longer subject to any forfeiture restrictions prior to the consummation of a Change in Control, pursuant to Section 9.2 of the Omnibus Equity Plan, (A) such Award (other than any portion subject to performance-based vesting) shall continue in effect or be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation and (B) the portion of such Award subject to performance-based vesting shall be subject to the terms and conditions of the applicable Award Agreement and, in the absence of applicable terms and conditions, the Administrator's discretion.
In the event that the successor corporation in a Change in Control refuses to assume or substitute for an Award (other than any portion subject to performance-based vesting), the Administrator shall cause such Award to become fully vested and, if applicable, exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on such Award to lapse and, to the extent unexercised upon the consummation of such transaction, to terminate in exchange for cash, rights or other property. The Administrator shall notify the Participant of any Award that becomes exercisable pursuant to the preceding sentence that such Award shall be fully exercisable for a period of 15 days from the date of such notice, contingent upon the consummation of the Change in Control, and such Award shall terminate upon the consummation of the Change in Control in accordance with the preceding sentence.
The Omnibus Equity Plan deﬁnes a “Change in control” to mean:
(a) The consummation of a transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) directly or indirectly acquires beneficial ownership (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) of the Company's securities possessing more than 50% of the total combined voting power of the Company's securities outstanding immediately after such acquisition; provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Company or any of its Subsidiaries; (ii) any acquisition by an employee benefit plan maintained by the Company or any of its Subsidiaries, (iii) any acquisition which complies with clauses (c)(i), (c)(ii) and (c)(iii) of this definition; or (iv) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant);
(b) The Incumbent Directors cease for any reason to constitute a majority of the Board;

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination, (y) a sale or other disposition of all or substantially all of the Company's assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
(i) which results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction;
(ii) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (c)(ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; and
(iii) after which at least a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity were Board members at the time of the Board's approval of the execution of the initial agreement providing for such transaction; or
(d) The completion of a liquidation or dissolution of the Company.
Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b), (c) or (d) of this definition with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).
The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.
Clawback Provisions. All Awards (including the gross amount of any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to recoupment by the Company to the extent required to comply with Applicable Law or any policy of the Company providing for the reimbursement of incentive compensation, whether or not such policy was in place at the time of grant of an Award.
Rights as a stockholder. Subject to the Award Agreement, a Participant will not have any rights as a stockholder with respect to Shares covered by an Award until the date that the Participant becomes the holder of record with respect to such Shares.
Tax withholding. Each Participant must pay the Company or a Subsidiary, as applicable, or make provision satisfactory to the Administrator for payment of, any Tax-Related Items required by Applicable Law to be withheld in connection with such Participant's Awards and/or Shares by the date of the event creating the liability for Tax-Related Items. At the Company's discretion and subject to any Company insider trading policy (including black-out periods), any withholding obligation for Tax-Related Items may be satisfied by (i) deducting an amount sufficient to satisfy such withholding obligation from any payment of any kind otherwise due to a Participant; (ii) accepting a payment from the Participant in cash, by wire transfer of immediately available funds, or by check made payable to the order of the Company or a Subsidiary, as applicable; (iii) accepting the delivery of Shares, including Shares delivered by attestation; (iv) retaining Shares from the Award creating the withholding obligation for Tax-Related Items, valued on the date of delivery, (v) if there is a public market for Shares at the time the withholding obligation for Tax-Related Items is satisfied, selling Shares issued pursuant to the Award creating the withholding obligation for Tax-Related Items, either voluntarily by the Participant or mandatorily by the Company; (vi) accepting delivery of a promissory note or any other lawful consideration; or (vii) any combination of the foregoing payment forms. The amount withheld pursuant to any of the foregoing payment forms shall be determined by the Company and may be up to, but no greater than, the aggregate amount of such obligations based on the maximum statutory withholding rates in the applicable Participant's jurisdiction for all Tax-Related Items that are applicable to such taxable income.
Amendment and termination. The Omnibus Equity Plan may be amended, suspended or terminated by the Board at any time and from time to time, provided that (a) no amendment requiring stockholder approval to comply with Applicable Law shall be effective unless approved by the Board, and (b) no amendment, other than an increase to the Overall Share Limit or pursuant to Article IX or Section 11.6 of the Omnibus Equity Plan, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant's consent. No Awards may be granted under the Omnibus Equity Plan during any suspension period or after termination of the Omnibus Equity Plan. Awards outstanding at the time of any suspension or termination of the Omnibus Equity Plan will continue to be governed by the Omnibus Equity Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain stockholder approval of any Omnibus Equity Plan amendment to the extent necessary to comply with Applicable Law.
The Compensation Committee may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Nonqualified Stock Option. The Participant's consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant's rights under the Award, or (ii) the change is permitted under Article IX or pursuant to Section 11.6 of the Omnibus Equity Plan. In addition, the Administrator shall, without the approval of the stockholders of the Company, have the authority to (a) amend any outstanding Option or Stock Appreciation Right to reduce its exercise price per Share, or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award.
Certain U.S. Federal Income Tax Consequences
The following discussion summarizes certain U.S. federal income tax consequences of awards under the Omnibus Equity Plan based on the law as in effect on the date of this summary. The following discussion does not purport to cover federal employment taxes or other federal tax consequences that may be employed with awards, nor does it cover state, local or non-U.S. taxes.
Nonqualified stock options. A Participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a Participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a Participant sells the shares, the Participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the Participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the fair market value of the shares on the exercise date.
Incentive stock options. A Participant generally will not recognize taxable income upon the grant of an incentive stock option. If a Participant exercises an incentive stock option during employment or within three months after employment ends (12 months in the case of permanent and total disability), the Participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the Participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a Participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the Participant exercised the option and (b) two years from the grant date of the stock option, the Participant generally will recognize long-term capital gain or loss equal to the difference between the amount the Participant received in the disposition and the exercise price of the stock option. If a Participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the Participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the Participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.
With respect to both nonqualified stock options and incentive stock options, special rules apply if a Participant uses shares of common stock already held by the Participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the Participant.
Stock appreciation rights. A Participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a Participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.
Restricted stock shares, restricted stock units and performance stock units. A Participant generally will not have taxable income upon the grant of restricted stock, restricted stock units or performance stock units. Instead, the Participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a Participant may instead elect to be taxed at the time of grant.
Performance Bonus Awards. A Participant will recognize taxable income on the grant of unrestricted stock, in an amount equal to the fair market value of our common stock on the grant date.
Tax consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a Participant recognizes ordinary income, subject to certain limitations imposed under the Code, including those imposed by Section 162(m) as applicable.

AMENDMENT TO THE
LULU’S FASHION LOUNGE HOLDINGS, INC.
OMNIBUS EQUITY PLAN
WHEREAS, Lulu’s Fashion Lounge Holdings, Inc., a Delaware corporation (the “Company”) currently maintains and sponsors the Lulu’s Fashion Lounge Holdings, Inc. Omnibus Equity Plan (the “Plan”); and
WHEREAS, Section 11.4 of the Plan provides that the Board of the Directors of the Company (“Board”) may amend the Plan from time to time; and
WHEREAS, the Board has determined it to be in its best interests to amend the Plan as set forth herein; and
NOW, THEREFORE, effective upon the Company’s Stockholders’ approval as set forth in Section 11.4 of the Plan, the following amendment to the Plan is hereby adopted:
1. The definition of “Overall Share Limit” in Section 2.30 of the Plan shall be amended and restated to read as follows:
“Overall Share Limit” means the sum of (i) 5,719,000 Shares; (ii) any Shares that are subject to Prior Plan Awards that become available for issuance under the Plan pursuant to Article V; and (iii) an annual increase on the first day of each fiscal year beginning in 2022 and ending in 2031, equal to the lesser of (A) 4% of the Shares outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of Shares as determined by the Board or the Committee.
2. Except as modified by this Amendment, all of the terms and conditions of the Plan shall remain valid and in full force and effect.
IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Company, has executed this instrument as of the _____ day of ________2023, on behalf of the Company.
LULU’S FASHION LOUNGE HOLDINGS, INC.

By:
Name:
Title:

LULU'S FASHION LOUNGE HOLDINGS, INC.
OMNIBUS EQUITY PLAN
ARTICLE I
PURPOSE
The Plan's purpose is to enhance the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities.
ARTICLE II
DEFINITIONS
As used in the Plan, the following words and phrases have the meanings specified below, unless the context clearly indicates otherwise:
2.1 “Administrator” means the Board or a Committee to the extent that the Board's powers or authority under the Plan have been delegated to such Committee. With reference to the Board's or a Committee's powers or authority under the Plan that have been delegated to one or more officers pursuant to Section 4.2, the term “Administrator” shall refer to such officer(s) unless and until such delegation has been revoked.
2.2 “Applicable Law” means any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.
2.3 “Award” means an Option, Stock Appreciation Right, Restricted Stock award, Restricted Stock Unit award, Performance Bonus Award, Performance Stock Unit award, Dividend Equivalents award or Other Stock or Cash Based Award granted to a Participant under the Plan.
2.4 “Award Agreement” means an agreement evidencing an Award, which may be written or electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.
2.5 “Board” means the Board of Directors of the Company.
2.6 “Cause” shall have the meaning ascribed to such term, or term of similar effect, in any offer letter, employment, severance or similar agreement, including any Award Agreement, between the Participant and the Company; provided, that in the absence of an offer letter, employment, severance or similar agreement containing such definition, Cause means, with respect to a Participant, the occurrence of any of the following: (a) an act of dishonesty made by the Participant in connection with the Participant's responsibilities as a Service Provider; (b) the Participant's conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or any other act of moral turpitude, or a material violation of federal or state law by the Participant that the Administrator reasonably determines has had or will have a material detrimental effect on the Company's reputation or business; (c) the Participant's gross misconduct; (d) the Participant's willful and material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of the Participant's relationship with the Company; (e) the Participant's willful breach of any material obligations under any written agreement or covenant with the Company; or (f) the Participant's continued substantial failure to perform the Participant's duties as a Service Provider (other than as a result of the Participant's physical or mental incapacity) after the Participant has received a written demand for performance that specifically sets forth the factual basis for the determination that the Participant has not substantially performed the Participant's duties and has failed to cure such non-performance to the Administrator's reasonable satisfaction within 30 business days after receiving such notice. For purposes of this definition, no act or failure to act shall be considered willful unless it is done in bad faith and without reasonable intent that the act or failure to act was in the best interest of the Company or required by law. Any act, or failure to act, based upon authority or instructions given to the Participant pursuant to a direct instruction from the Company's chief executive officer or based on the advice of counsel for the Company will be conclusively presumed to be done or omitted to be done by the Participant in good faith and in the best interest of the Company.
2.7 “Change in Control” means any of the following:
  (a) The consummation of a transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) directly or indirectly acquires beneficial ownership (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) of the Company's securities possessing more than 50% of the total combined voting power of the Company's securities outstanding immediately after such acquisition; provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Company or any of its Subsidiaries; (ii) any acquisition by an employee benefit plan maintained by the Company or any of its Subsidiaries, (iii) any acquisition which complies with clauses (c)(i), (c)(ii) and (c)(iii) of this definition; or (iv) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant);
  (b) The Incumbent Directors cease for any reason to constitute a majority of the Board;
  (c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination, (y) a sale or other disposition of all or substantially all of the Company's assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
    (i) which results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction;
    (ii) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (c)(ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; and
    (iii) after which at least a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity were Board members at the time of the Board's approval of the execution of the initial agreement providing for such transaction; or
  (d) The completion of a liquidation or dissolution of the Company.
Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b), (c) or (d) of this definition with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).
The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.8 “Code” means the U.S. Internal Revenue Code of 1986, as amended, and all regulations, guidance, compliance programs and other interpretative authority issued thereunder.
2.9 “Committee” means one or more committees or subcommittees of the Board, which may include one or more Company directors or executive officers, to the extent permitted by Applicable Law. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member's failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
2.10 “Common Stock” means the common stock of the Company.
2.11 “Company” means Lulu's Fashion Lounge Holdings, Inc., a Delaware corporation, or any successor.
2.12 “Consultant” means any person, including any adviser, engaged by the Company or a Subsidiary to render services to such entity if the consultant or adviser: (i) renders bona fide services to the Company or a Subsidiary; (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company's securities; and (iii) is a natural person.
2.13 “Designated Beneficiary” means, if permitted by the Company, the beneficiary or beneficiaries the Participant designates, in a manner the Company determines, to receive amounts due or exercise the Participant's rights if the Participant dies. Without a Participant's effective designation, “Designated Beneficiary” will mean the Participant's estate or legal heirs.
2.14 “Director” means a Board member.
2.15 “Disability” means a permanent and total disability under Section 22(e)(3) of the Code.
2.16 “Dividend Equivalents” means a right granted to a Participant to receive the equivalent value (in cash or Shares) of dividends paid on a specified number of Shares. Such Dividend Equivalent shall be converted to cash or additional Shares, or a combination of cash and Shares, by such formula and at such time and subject to such limitations as may be determined by the Administrator.
2.17 “DRO” means a “domestic relations order” as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.
2.18 “Effective Date” has the meaning set forth in Section 11.3.
2.19 “Employee” means any employee of the Company or any of its Subsidiaries.
2.20 “Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split (including a reverse stock split), spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other Company securities) or the share price of Common Stock (or other Company securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.
2.21 “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and all regulations, guidance and other interpretative authority issued thereunder.
2.22 “Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) if the Common Stock is listed on any established stock exchange, the value of a Share will be the closing sales price for a Share as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (ii) if the Common Stock is not listed on an established stock exchange but is quoted on a national market or other quotation system, the value of a Share will be the closing sales price for a Share on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (iii) if the Common Stock is not listed on any established stock exchange or quoted on a national market or other quotation system, the value established by the Administrator in its sole discretion.

Notwithstanding the foregoing, with respect to any Award granted on or after the effectiveness of the Company's registration statement relating to its initial public offering and prior to the Public Trading Date, the Fair Market Value means the initial public offering price of a Share as set forth in the Company's final prospectus relating to its initial public offering filed with the Securities and Exchange Commission.
2.23 “Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent corporation or subsidiary corporation of the Company, as determined in accordance with in Section 424(e) and (f) of the Code, respectively.
2.24 “Incentive Stock Option” means an Option that meets the requirements to qualify as an “incentive stock option” as defined in Section 422 of the Code.
2.25 “Incumbent Directors” means, for any period of 12 consecutive months, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in clause (a) or (c) of the Change in Control definition) whose election or nomination for election to the Board was approved by a vote of at least a majority (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) of the Directors then still in office who either were Directors at the beginning of the 12-month period or whose election or nomination for election was previously so approved. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.
2.26 “Non-Employee Director” means a Director who is not an Employee.
2.27 “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.
2.28 “Option” means a right granted under Article VI to purchase a specified number of Shares at a specified price per Share during a specified time period. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option.
2.29 “Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property.
2.30 “Overall Share Limit” means the sum of (i) 3,719,000 Shares; (ii) any Shares that are subject to Prior Plan Awards that become available for issuance under the Plan pursuant to Article V; and (iii) an annual increase on the first day of each fiscal year beginning in 2022 and ending in 2031, equal to the lesser of (A) 4% of the Shares outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of Shares as determined by the Board or the Committee.
2.31 “Participant” means a Service Provider who has been granted an Award.
2.32 “Performance Bonus Award” has the meaning set forth in Section 8.3.
2.33 “Performance Stock Unit” means a right granted to a Participant pursuant to Section 8.1 and subject to Section 8.2, to receive Shares, the payment of which is contingent upon achieving certain performance goals or other performance-based targets established by the Administrator.
2.34 “Permitted Transferee” means, with respect to a Participant, any “family member” of the Participant, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or any other transferee specifically approved by the Administrator after taking into account Applicable Law.
2.35 “Plan” means this Lulu's Fashion Lounge Holdings, Inc. Omnibus Equity Plan.
2.36 “Prior Plan” means the Lulu's Fashion Lounge Holdings, Inc. 2021 Equity Incentive Plan.
2.37 “Prior Plan Award” means an award outstanding under the Prior Plan as of the Effective Date.

2.38 “Public Trading Date” means the first date upon which Common Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.
2.39 “Restricted Stock” means Shares awarded to a Participant under Article VII, subject to certain vesting conditions and other restrictions.
2.40 “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.
2.41 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.
2.42 “Section 409A” means Section 409A of the Code.
2.43 “Securities Act” means the Securities Act of 1933, as amended, and all regulations, guidance and other interpretative authority issued thereunder.
2.44 “Service Provider” means an Employee, Consultant or Director.
2.45 “Shares” means shares of Common Stock.
2.46 “Stock Appreciation Right” or “SAR” means a right granted under Article VI to receive a payment equal to the excess of the Fair Market Value of a specified number of Shares on the date the right is exercised over the exercise price set forth in the applicable Award Agreement.
2.47 “Subsidiary” means any entity (other than the Company), whether U.S. or non-U.S., in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.
2.48 “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company or other entity acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
2.49 “Tax-Related Items” means any U.S. and non-U.S. federal, state and/or local taxes (including, without limitation, income tax, social insurance contributions, fringe benefit tax, employment tax, stamp tax and any employer tax liability which has been transferred to a Participant) for which a Participant is liable in connection with Awards and/or Shares.
2.50 “Termination of Service” means:
  (a) As to a Consultant, the time when the engagement of a Participant as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without Cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Subsidiary.
  (b) As to a Non-Employee Director, the time when a Participant who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Participant simultaneously commences employment or service or remains in service with the Company or any Subsidiary.
  (c) As to an Employee, the time when the employee-employer relationship between a Participant and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Participant simultaneously commences or remains in employment or service with the Company or any Subsidiary.
The Company, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether a Termination of Service resulted from a discharge for Cause and all questions of whether particular leaves of absence constitute a Termination of Service. For purposes of the Plan, a Participant's employee-employer relationship or consultancy relationship shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Participant ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off), even though the Participant may subsequently continue to perform services for that entity.
ARTICLE III
ELIGIBILITY
Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein. No Service Provider shall have any right to be granted an Award pursuant to the Plan and neither the Company nor the Administrator is obligated to treat Service Providers, Participants or any other persons uniformly.
ARTICLE IV
ADMINISTRATION AND DELEGATION
4.1 Administration.
  (a) The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions, reconcile inconsistencies in the Plan or any Award and make all other determinations that it deems necessary or appropriate to administer the Plan and any Awards. The Administrator (and each member thereof) is entitled to, in good faith, rely or act upon any report or other information furnished to it, him or her by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. The Administrator's determinations under the Plan are in its sole discretion and will be final, binding and conclusive on all persons having or claiming any interest in the Plan or any Award.
  (b) Without limiting the foregoing, the Administrator has the exclusive power, authority and sole discretion to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant; (iii) determine the number of Awards to be granted and the number of Shares to which an Award will relate; (iv) subject to the limitations in the Plan, determine the terms and conditions of any Award and related Award Agreement, including, but not limited to, the exercise price, grant price, purchase price, any performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations, waivers or amendments thereof; (v) determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, or other property, or an Award may be canceled, forfeited, or surrendered; and (vi) make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.
4.2 Delegation of Authority. To the extent permitted by Applicable Law, the Board or any Committee may delegate any or all of its powers under the Plan to one or more Committees or officers of the Company or any of its Subsidiaries; provided, however, that in no event shall an officer of the Company or any of its Subsidiaries be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company or any of its Subsidiaries or Directors to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable organizational documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 4.2 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority. Further, regardless of any delegation, the Board or a Committee may, in its discretion, exercise any and all rights and duties as the Administrator under the Plan delegated thereby, except with respect to Awards that are required to be determined in the sole discretion of the Committee under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.
ARTICLE V
STOCK AVAILABLE FOR AWARDS
5.1 Number of Shares. Subject to adjustment under Article IX and the terms of this Article V, Awards may be made under the Plan covering up to the Overall Share Limit. As of the Effective Date, the Company will cease granting awards under the Prior Plan; however, Prior Plan Awards will remain subject to the terms of the Prior Plan. Shares issued or delivered under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.
5.2 Share Recycling.
  (a) If all or any part of an Award or Prior Plan Award expires, lapses or is terminated, converted into an award in respect of shares of another entity in connection with a spin-off or other similar event, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award or Prior Plan Award at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award or Prior Plan Award, the unused Shares covered by the Award or Prior Plan Award will, as applicable, become or again be available for Awards under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards or Prior Plan Awards shall not count against the Overall Share Limit.
  (b) In addition, the following Shares shall be available for future grants of Awards: (i) Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option or any stock option granted under the Prior Plan; (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award or any Prior Plan Award; and (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof. Notwithstanding the provisions of this Section 5.2(b), no Shares may again be optioned, granted or awarded pursuant to an Incentive Stock Option if such action would cause such Option to fail to qualify as an incentive stock option under Section 422 of the Code.
5.3 Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, no more than 18,500,000 Shares (as adjusted to reflect any Equity Restructuring) may be issued pursuant to the exercise of Incentive Stock Options.
5.4 Substitute Awards. In connection with an entity's merger or consolidation with the Company or any Subsidiary or the Company's or any Subsidiary's acquisition of an entity's property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms and conditions as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards may again become available for Awards under the Plan as provided under Section 5.2 above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees, Directors or Consultants prior to such acquisition or combination.
5.5 Non-Employee Director Award Limit. Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding non-employee director compensation, the sum of the grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting

Standards Codification Topic 718, or any successor thereto) of all equity-based Awards and the maximum amount that may become payable pursuant to all cash-based Awards that may be granted to a Service Provider as compensation for services as a Non-Employee Director during any calendar year shall not exceed $1,500,000.
ARTICLE VI
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
6.1 General. The Administrator may grant Options or Stock Appreciation Rights to one or more Service Providers, subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine. The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right, the exercise price of each Option and Stock Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right. A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose and payable in cash, Shares valued at Fair Market Value on the date of exercise or a combination of the two as the Administrator may determine or provide in the Award Agreement.
6.2 Exercise Price. The Administrator will establish each Option's and Stock Appreciation Right's exercise price and specify the exercise price in the Award Agreement. Subject to Section 6.6, the exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option or Stock Appreciation Right. Notwithstanding the foregoing, in the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Sections 424 and 409A of the Code.
6.3 Duration of Options. Subject to Section 6.6, each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that the term of an Option or Stock Appreciation Right will not exceed ten years; provided, further, that, unless otherwise determined by the Administrator or specified in the Award Agreement, (a) no portion of an Option or Stock Appreciation Right which is unexercisable at a Participant's Termination of Service shall thereafter become exercisable and (b) the portion of an Option or Stock Appreciation Right that is unexercisable at a Participant's Termination of Service shall automatically expire on the date of such Termination of Service. In addition, in no event shall an Option or Stock Appreciation Right granted to an Employee who is a non-exempt employee for purposes of overtime pay under the U.S. Fair Labor Standards Act of 1938 be exercisable earlier than six months after its date of grant. Notwithstanding the foregoing, if the Participant, prior to the end of the term of an Option or Stock Appreciation Right, commits an act of Cause (as determined by the Administrator), or violates any non-competition, non-solicitation or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company or any of its Subsidiaries, the right to exercise the Option or Stock Appreciation Right, as applicable, may be terminated by the Company and the Company may suspend the Participant's right to exercise the Option or Stock Appreciation Right when it reasonably believes that the Participant may have participated in any such act or violation.
6.4 Exercise. Options and Stock Appreciation Rights may be exercised by delivering to the Company (or such other person or entity designated by the Administrator) a notice of exercise, in a form and manner the Company approves (which may be written, electronic or telephonic and may contain representations and warranties deemed advisable by the Administrator), signed or authenticated by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, (a) payment in full of the exercise price for the number of Shares for which the Option is exercised in a manner specified in Section 6.5 and (b) satisfaction in full of any withholding obligation for Tax-Related Items in a manner specified in Section 10.5. The Administrator may, in its discretion, limit exercise with respect to fractional Shares and require that any partial exercise of an Option or Stock Appreciation Right be with respect to a minimum number of Shares.

6.5 Payment Upon Exercise. The Administrator shall determine the methods by which payment of the exercise price of an Option shall be made, including, without limitation:
  (a) Cash, check or wire transfer of immediately available funds; provided that the Company may limit the use of one of the foregoing methods if one or more of the methods below is permitted;
  (b) If there is a public market for Shares at the time of exercise, unless the Company otherwise determines, (A) delivery (including electronically or telephonically to the extent permitted by the Company) of a notice that the Participant has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to deliver promptly to the Company funds sufficient to pay the exercise price, or (B) the Participant's delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company an amount sufficient to pay the exercise price by cash, wire transfer of immediately available funds or check; provided that such amount is paid to the Company at such time as may be required by the Company;
  (c) To the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value on the date of delivery;
  (d) To the extent permitted by the Administrator, surrendering Shares then issuable upon the Option's exercise valued at their Fair Market Value on the exercise date;
  (e) To the extent permitted by the Administrator, delivery of a promissory note or any other lawful consideration; or
  (f) To the extent permitted by the Administrator, any combination of the above payment forms.
6.6 Additional Terms of Incentive Stock Options. The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option's grant date, and the term of the Option will not exceed five years. All Incentive Stock Options (and Award Agreements related thereto) will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (a) two years from the grant date of the Option or (b) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Nonqualified Stock Option.
ARTICLE VII
RESTRICTED STOCK; RESTRICTED STOCK UNITS
7.1 General. The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to forfeiture or the Company's right to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant Restricted Stock Units, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award Agreement, to Service Providers. The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock and Restricted Stock Units; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock and Restricted Stock Units to the extent required by Applicable Law. The Award Agreement for each Award of Restricted Stock and Restricted Stock Units shall set forth the terms and conditions not inconsistent with the Plan as the Administrator shall determine.
7.2 Restricted Stock.
  (a) Stockholder Rights. Unless otherwise determined by the Administrator, each Participant holding shares of Restricted Stock will be entitled to all the rights of a stockholder with respect to such Shares, subject to the restrictions in the Plan and the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares to the extent such dividends and other distributions have a record date that is on or after the date on which such Participant becomes the record holder of such Shares; provided, however, that with respect to a share of Restricted Stock subject to restrictions or vesting conditions, except in connection with a spin-off or other similar event as otherwise permitted under Section 9.2, dividends which are paid to Company stockholders prior to the removal of restrictions and satisfaction of vesting conditions shall only be paid to the Participant to the extent that the restrictions are subsequently removed and the vesting conditions are subsequently satisfied and the share of Restricted Stock vests.
  (b) Stock Certificates. The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of shares of Restricted Stock, together with a stock power endorsed in blank.
  (c) Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which such Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof.
7.3 Restricted Stock Units. The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant's election, subject to compliance with Applicable Law.
ARTICLE VIII
OTHER TYPES OF AWARDS
8.1 General. The Administrator may grant Performance Stock Unit awards, Performance Bonus Awards, Dividend Equivalents or Other Stock or Cash Based Awards, to one or more Service Providers, in such amounts and subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine.
8.2 Performance Stock Unit Awards. Each Performance Stock Unit award shall be denominated in a number of Shares or in unit equivalents of Shares or units of value (including a dollar value of Shares) and may be linked to any one or more of performance or other specific criteria, including service to the Company or Subsidiaries, determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator may consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.
8.3 Performance Bonus Awards. Each right to receive a bonus granted under this Section 8.3 shall be denominated in the form of cash (but may be payable in cash, stock or a combination thereof) (a “Performance Bonus Award”) and shall be payable upon the attainment of performance goals that are established by the Administrator and relate to one or more of performance or other specific criteria, including service to the Company or Subsidiaries, in each case on a specified date or dates or over any period or periods determined by the Administrator.
8.4 Dividend Equivalents. If the Administrator provides, an Award (other than an Option or Stock Appreciation Right) may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Award with respect to which the Dividend Equivalents are granted and subject to other terms and conditions as set forth in the Award Agreement. Notwithstanding anything to the contrary herein, Dividend Equivalents with respect to an Award subject to vesting shall either (i) to the extent permitted by Applicable Law, not be paid or credited or (ii) be accumulated and subject to vesting to the same extent as the related Award. All such Dividend Equivalents shall be paid at such time as the Administrator shall specify in the applicable Award Agreement.
8.5 Other Stock or Cash Based Awards. Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive cash or Shares to be delivered in the future and annual or other periodic or long-term cash bonus awards (whether based on specified performance criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines. Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Stock or Cash Based Award, including any purchase price, performance goal(s), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement. Except in connection with a spin-off or other similar event as otherwise permitted under Article IX, dividends that are paid prior to vesting of any Other Stock or Cash Based Award shall only be paid to the applicable Participant to the extent that the vesting conditions are subsequently satisfied and the Other Stock or Cash Based Award vests.
ARTICLE IX
ADJUSTMENTS FOR CHANGES IN COMMON STOCK
AND CERTAIN OTHER EVENTS
9.1 Equity Restructuring(a) . In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article IX, the Administrator will equitably adjust the terms of the Plan and each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include (i) adjusting the number and type of securities subject to each outstanding Award or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article V hereof on the maximum number and kind of shares that may be issued); (ii) adjusting the terms and conditions of (including the grant or exercise price), and the performance goals or other criteria included in, outstanding Awards; and (iii) granting new Awards or making cash payments to Participants. The adjustments provided under this Section 9.1 will be nondiscretionary and final and binding on all interested parties, including the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.
9.2 Corporate Transactions. In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, split-up, spin off, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Law or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change) and either automatically or upon the Participant's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in Applicable Law or accounting principles:
  (a) To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant's rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant's rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;

  (b) To provide that such Award shall vest and, to the extent applicable, be exercisable as to all Shares (or other property) covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;
  (c) To provide that such Award be assumed by the successor or survivor corporation or entity, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation or entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;
  (d) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article V hereof on the maximum number and kind of shares which may be issued) or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards;
  (e) To replace such Award with other rights or property selected by the Administrator; or
  (f) To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.
9.3 Change in Control.
  (a) Notwithstanding any other provision of the Plan, in the event of a Change in Control, unless the Administrator elects to (i) terminate an Award in exchange for cash, rights or property, or (ii) cause an Award to become fully exercisable and no longer subject to any forfeiture restrictions prior to the consummation of a Change in Control, pursuant to Section 9.2, (A) such Award (other than any portion subject to performance-based vesting) shall continue in effect or be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation and (B) the portion of such Award subject to performance-based vesting shall be subject to the terms and conditions of the applicable Award Agreement and, in the absence of applicable terms and conditions, the Administrator's discretion.
  (b) In the event that the successor corporation in a Change in Control refuses to assume or substitute for an Award (other than any portion subject to performance-based vesting), the Administrator shall cause such Award to become fully vested and, if applicable, exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on such Award to lapse and, to the extent unexercised upon the consummation of such transaction, to terminate in exchange for cash, rights or other property. The Administrator shall notify the Participant of any Award that becomes exercisable pursuant to the preceding sentence that such Award shall be fully exercisable for a period of 15 days from the date of such notice, contingent upon the consummation of the Change in Control, and such Award shall terminate upon the consummation of the Change in Control in accordance with the preceding sentence.
  (c) For the purposes of this Section 9.3, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per-share consideration received by holders of Common Stock in the Change in Control.
9.4 Administrative Stand Still. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock (including any Equity Restructuring or any securities offering or other similar transaction) or for reasons of administrative convenience or to facilitate compliance with any Applicable Law, the Company may refuse to permit the exercise or settlement of one or more Awards for such period of time as the Administrator may determine to be reasonably appropriate under the circumstances.
9.5 General. Except as expressly provided in the Plan or the Administrator's action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 9.1 above or the Administrator's action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award's grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company's right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, (ii) any merger, consolidation, spinoff, dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares.
ARTICLE X
PROVISIONS APPLICABLE TO AWARDS
10.1 Transferability.
  (a) No Award may be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator's consent, pursuant to a DRO, unless and until such Award has been exercised or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed. During the life of a Participant, Awards will be exercisable only by the Participant, unless it has been disposed of pursuant to a DRO. After the death of a Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by the Participant's personal representative or by any person empowered to do so under the deceased Participant's will or under the then-Applicable Law of descent and distribution. References to a Participant, to the extent relevant in the context, will include references to a transferee approved by the Administrator.
  (b) Notwithstanding Section 10.1(a), the Administrator, in its sole discretion, may determine to permit a Participant or a Permitted Transferee of such Participant to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Nonqualified Stock Option) to any one or more Permitted Transferees of such Participant, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Participant or (B) by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a domestic relations order; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award to any Person other than another Permitted Transferee of the applicable Participant); (iii) the Participant (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer; and (iv) any transfer of an Award to a Permitted Transferee shall be without consideration, except as required by Applicable Law. In addition, and further notwithstanding Section 10.1(a), the Administrator, in its sole discretion, may determine to permit a Participant to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Participant is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.
  (c) Notwithstanding Section 10.1(a), if permitted by the Administrator, a Participant may, in the manner determined by the Administrator, designate a Designated Beneficiary. A Designated Beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant and any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Participant's spouse or domestic partner, as applicable, as the Participant's Designated Beneficiary with respect to more than 50% of the Participant's interest in the Award shall not be effective without the prior written or electronic consent of the Participant's spouse or domestic partner. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time; provided that the change or revocation is delivered in writing to the Administrator prior to the Participant's death.
10.2 Documentation. Each Award will be evidenced in an Award Agreement in such form as the Administrator determines in its discretion. Each Award may contain such terms and conditions as are determined by the Administrator in its sole discretion, to the extent not inconsistent with those set forth in the Plan.
10.3 Discretion. Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.
10.4 Changes in Participant's Status. The Administrator will determine how the disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant's Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable. Except to the extent otherwise required by Applicable Law or expressly authorized by the Company or by the Company's written policy on leaves of absence, no service credit shall be given for vesting purposes for any period the Participant is on a leave of absence.
10.5 Withholding. Each Participant must pay the Company or a Subsidiary, as applicable, or make provision satisfactory to the Administrator for payment of, any Tax-Related Items required by Applicable Law to be withheld in connection with such Participant's Awards and/or Shares by the date of the event creating the liability for Tax-Related Items. At the Company's discretion and subject to any Company insider trading policy (including black-out periods), any withholding obligation for Tax-Related Items may be satisfied by (i) deducting an amount sufficient to satisfy such withholding obligation from any payment of any kind otherwise due to a Participant; (ii) accepting a payment from the Participant in cash, by wire transfer of immediately available funds, or by check made payable to the order of the Company or a Subsidiary, as applicable; (iii) accepting the delivery of Shares, including Shares delivered by attestation; (iv) retaining Shares from the Award creating the withholding obligation for Tax-Related Items, valued on the date of delivery, (v) if there is a public market for Shares at the time the withholding obligation for Tax-Related Items is satisfied, selling Shares issued pursuant to the Award creating the withholding obligation for Tax-Related Items, either voluntarily by the Participant or mandatorily by the Company; (vi) accepting delivery of a promissory note or any other lawful consideration; or (vii) any combination of the foregoing payment forms. The amount withheld pursuant to any of the foregoing payment forms shall be determined by the Company and may be up to, but no greater than, the aggregate amount of such obligations based on the maximum statutory withholding rates in the applicable Participant's jurisdiction for all Tax-Related Items that are applicable to such taxable income. If any tax withholding obligation will be satisfied under clause (v) of the preceding paragraph, each Participant's acceptance of an Award under the Plan will constitute the Participant's authorization to the Company and instruction and authorization to any brokerage firm selected by the Company to effect the sale to complete the transactions described in clause (v).
10.6 Amendment of Award; Repricing. The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Nonqualified Stock Option. The Participant's consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant's rights under the Award, or (ii) the change is permitted under Article IX or pursuant to Section 11.6. In addition, the Administrator shall, without the approval of the stockholders of the Company, have the authority to (a) amend any outstanding Option or Stock Appreciation Right to reduce its exercise price per Share, or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award.

10.7 Conditions on Delivery of Stock. The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company's satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including, without limitation, any applicable securities laws and stock exchange or stock market rules and regulations, (iii) any approvals from governmental agencies that the Company determines are necessary or advisable have been obtained, and (iv) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy Applicable Law. The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained, and shall constitute circumstances in which the Administrator may determine to amend or cancel Awards pertaining to such Shares, with or without consideration to the Participant.
10.8 Acceleration. The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.
ARTICLE XI
MISCELLANEOUS
11.1 No Right to Employment or Other Status. No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continue employment or any other relationship with the Company or a Subsidiary. The Company and its Subsidiaries expressly reserve the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement or other written agreement between the Participant and the Company or any Subsidiary.
11.2 No Rights as Stockholder; Certificates. Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Law requires, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on any share certificate or book entry to reference restrictions applicable to the Shares (including, without limitation, restrictions applicable to Restricted Stock).
11.3 Effective Date. The Plan will become effective on the date immediately prior to the date the Company's registration statement relating to the initial public offering of its Common Stock becomes effective (the “Effective Date”). No Incentive Stock Option may be granted pursuant to the Plan after the tenth anniversary of the earlier of (i) the date the Plan was approved by the Board and (ii) the date the Plan was approved by the Company's stockholders.
11.4 Amendment of Plan. The Board may amend, suspend or terminate the Plan at any time and from time to time; provided that (a) no amendment requiring stockholder approval to comply with Applicable Law shall be effective unless approved by the Board, and (b) no amendment, other than an increase to the Overall Share Limit or pursuant to Article IX or Section 11.6, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant's consent. No Awards may be granted under the Plan during any suspension period or after Plan termination. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Law.
11.5 Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are nationals of a country other than the United States or employed or residing outside the United States, establish subplans or procedures under the Plan or take any other necessary or appropriate action to address Applicable Law, including (a) differences in laws, rules, regulations or customs of such jurisdictions with respect to tax, securities, currency, employee benefit or other matters, (b) listing and other requirements of any non-U.S. securities exchange, and (c) any necessary local governmental or regulatory exemptions or approvals.
11.6 Section 409A.
  (a) General. The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant's consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt this Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award's grant date. The Company makes no representations or warranties as to an Award's tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 11.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.
  (b) Separation from Service. If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a Participant's Termination of Service will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant's “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the Participant's Termination of Service. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”
  (c) Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee's death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant's “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.
11.7 Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer or other employee of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer or other employee of the Company or any Subsidiary. The Company will indemnify and hold harmless each director, officer or other employee of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan's administration or interpretation, against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the Administrator's approval) arising from any act or omission concerning this Plan unless arising from such person's own fraud or bad faith; provided that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.
11.8 Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 11.8 by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant's participation in the Plan. The Company and its

Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant's name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant's participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant's country, or elsewhere, and the Participant's country may have different data privacy laws and protections than the recipients' country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant's participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant's participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 11.8 in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant's ability to participate in the Plan and, in the Administrator's sole discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 11.8. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.
11.9 Severability. If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.
11.10 Governing Documents. If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary), the Plan will govern, unless such Award Agreement or other written agreement was approved by the Administrator and expressly provides that a specific provision of the Plan will not apply.
11.11 Governing Law. The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to the conflict of law rules thereof or of any other jurisdiction.
11.12 Clawback Provisions. All Awards (including the gross amount of any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to recoupment by the Company to the extent required to comply with Applicable Law or any policy of the Company providing for the reimbursement of incentive compensation, whether or not such policy was in place at the time of grant of an Award.
11.13 Titles and Headings. The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan's text, rather than such titles or headings, will control.
11.14 Conformity to Applicable Law. Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Law. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in a manner intended to conform with Applicable Law. To the extent Applicable Law permits, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Law.
11.15 Relationship to Other Benefits. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary, except as expressly provided in writing in such other plan or an agreement thereunder.

11.16 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.
11.17 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
11.18 Prohibition on Executive Officer Loans. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.
11.19 Broker-Assisted Sales. In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 10.5: (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all Participants receive an average price; (c) the applicable Participant will be responsible for all broker's fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant's applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant's obligation.
* * * *

LULU'S FASHION LOUNGE HOLDINGS, INC.
ATTN: LEGAL DEPARTMENT
195 HUMBOLDT AVENUE
CHICO, CA 95928

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before the Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 12, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to **www.virtualshareholdermeeting.com/LVLU2023**

You may attend the meeting via the Internet and vote during the meeting. We recommend, however, that you vote before the meeting even if you plan to participate in the meeting, since you can change your vote during the meeting by voting when the polls are open. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - Call 1-800-690-6903 toll-free
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 12, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V17426-P89358

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LULU'S FASHION LOUNGE HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following proposal:

	For All	Withhold All	For All Except
1. To elect the following director nominees as Class II Directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Anisa Kumar
02) Crystal Landsem
03) Danielle Qi

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V17427-P89358

LULU'S FASHION LOUNGE HOLDINGS, INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 13, 2023 AT 2:00 P.M., EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) David McCreight and Crystal Landsem, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of the proxy card, all of the shares of common stock of Lulu's Fashion Lounge Holdings, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 2:00 p.m., Eastern Time on June 13, 2023, at www.virtualshareholdermeeting.com/LVLU2023, and any continuation, postponement, or adjournment thereof.

Such proxies are authorized to vote in their discretion (a) for the election of any person to the Board of Directors if any nominees named herein becomes unable to serve or for good cause will not serve, (b) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (c) such other business as may properly be brought before the meeting or any continuation, postponement, or adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side